UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                   ---------

                          TEMPLETON INSTITUTIONAL FUNDS
                         -------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  12/31/08
                           --------

ITEM 1. REPORTS TO STOCKHOLDERS.


DECEMBER 31, 2008

Emerging Markets Series

                                                                   ANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT

TIF Emerging Markets Series ...............................................    1
Performance Summary .......................................................    6
Your Fund's Expenses ......................................................    8
Financial Highlights and Statement of Investments .........................   10
Financial Statements ......................................................   17
Notes to Financial Statements .............................................   20
Report of Independent Registered Public Accounting Firm ...................   29
Tax Designation ...........................................................   30
Board Members and Officers ................................................   32
Shareholder Information ...................................................   37

Annual Report

TIF Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Institutional Funds (TIF) Emerging Markets Series (Fund) covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

TIF Emerging Markets Series had a -54.10% cumulative total return for the 12 months ended December 31, 2008. The Fund performed comparably to the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which had total returns of -53.74% and -53.18% during the same period.(1)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                               (PERFORMANCE GRAPH)

Asia                                        41.2%
Latin America & Caribbean                   24.9%
Europe                                      19.9%
Middle East & Africa                        13.4%
Short-Term Investments & Other Net Assets    0.6%

ECONOMIC AND MARKET OVERVIEW

The year 2008 marked the end of a long bull run in emerging markets that started in 2003. After surging close to 400% in the previous five-year period, the MSCI EM Index declined 53.18% in U.S. dollar terms in 2008.(1) Our experience has led us to believe the recent fall is part of a natural bull and bear market cycle. In emerging markets we have found, in the past, that bull markets have lasted longer than bear markets and bull markets have tended to more than recover the losses of the previous bear markets. Please remember, historical performance is no guarantee of future results.

Global financial markets this past year experienced some of the worst volatility since the 1930s. The current crisis began in the U.S. with the unraveling of the highly leveraged derivative structure of subprime mortgages. Extreme risk aversion and the resulting lack of liquidity were detrimental to companies that relied on borrowing and eventually led to a series of major financial firm collapses in the U.S. and Europe. Investor anxiety surged and market volatility in developed and emerging markets reached historic levels.

Recognizing the severity of the credit crunch, governments around the world implemented fiscal stimuli and loosened monetary policies to support their domestic economies and ease liquidity conditions. Thus far, more than US$1 trillion in total has been pledged globally by countries including China, the U.S., Germany, the U.K., Taiwan, Spain, Japan, South Korea, Russia, France, Australia, Hong Kong, Singapore and Malaysia. Government measures, coupled with stocks trading at distress-level valuations, brought bargain hunters back to the market. As a result, the MSCI EM Index rebounded and ended the year 25% above its 2008 low in October.(1)

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.


                                2 | Annual Report

TOP 10 COUNTRIES
12/31/08

               % OF TOTAL
               NET ASSETS
               ----------
China             22.1%
Brazil            13.3%
South Africa      10.9%
Mexico             8.9%
Russia             6.1%
Taiwan             5.7%
Turkey             5.5%
U.K.               4.2%
India              4.0%
Chile              2.1%

MANAGER'S DISCUSSION

During the year under review, the most significant detractors from the Fund's absolute performance included Turkey's Akbank, one of the country's largest commercial banks, Russia's Gazprom, the world's largest natural gas producer, and Chalco (Aluminum Corp. of China), the country's leading alumina and aluminum products manufacturer. All three stocks significantly declined in value and underperformed many of their emerging markets peers in 2008. Investor risk aversion rose toward emerging markets such as Turkey amid the global financial crisis, and shares of Akbank suffered. Commodity price corrections drove investors to reduce exposure to energy stocks. Although we trimmed the Fund's holdings in these stocks to meet funding requirements, we believed that these companies were well positioned to benefit from continued demand for their products and services over the longer term.

On the other hand, the most significant contributors to Fund performance included Zijin Mining Group, a Chinese mining conglomerate primarily engaged in gold production, and China Coal Energy and China Shenhua Energy, the country's largest coal producers. We added shares of Zijin Mining Group to the portfolio in December after price corrections brought the shares down to attractive levels in our view. As one of China's largest gold miners, Zijin Mining Group has proven reserves and benefits from economies of scale and cost advantages. We believe expectations for gold prices to remain relatively high could lead to higher revenues.

We initiated a position in China Coal Energy and added to our existing position in China Shenhua Energy as price corrections brought valuations down to what we considered attractive levels. China Coal Energy is the country's largest thermal coal exporter, and also engages in the coking business and mining equipment manufacturing. As an integrated coal-based energy company, China Shenhua Energy owns one of the two dedicated coal freight rail lines in the country. Based on our analysis, we believe these companies could benefit from proven reserves, resilient coal prices in the medium term and long-term demand from industries such as power generation and steel.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was


                                Annual Report | 3
negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

                               (PERFORMANCE GRAPH)

TOP 10 EQUITY HOLDINGS
12/31/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
China Mobile Ltd.                             5.7%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
ICBC (Industrial and Commercial Bank of       2.4%
China Ltd.), H
   COMMERCIAL BANKS, CHINA
America Movil SAB de CV, L, ADR               2.3%
   WIRELESS TELECOMMUNICATION SERVICES,
   MEXICO
China Construction Bank Corp., H              2.3%
   COMMERCIAL BANKS, CHINA
PetroChina Co. Ltd., H                        2.2%
   OIL, GAS & CONSUMABLE FUELS, CHINA
President Chain Store Corp.                   2.1%
   FOOD & STAPLES RETAILING, TAIWAN
Vale (Companhia Vale do Rio Doce), ADR,
pfd., A                                       2.0%
   METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA), ADR,
pfd.                                          2.0%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
TSMC (Taiwan Semiconductor
Manufacturing Co. Ltd.)                       1.9%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, TAIWAN
Tupras-Turkiye Petrol Rafinerileri AS         1.8%
   OIL, GAS & CONSUMABLE FUELS, TURKEY

During the reporting period, we increased the Fund's holdings in South Africa, Taiwan and Chile as we continued to search for attractive investment opportunities. We also increased the Fund's exposure to select frontier markets, which we believe have the potential to grow at a relatively fast pace and offer investors the opportunity to invest in a younger generation of emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait and Oman.

In addition, we made significant purchases in banks. In our view, the continued liberalization of the financial sector in emerging markets could unlock hidden value and allow banks to benefit from the growing financial needs of consumers in these markets. Major additions in this sector included ICBC (Industrial and Commercial Bank of China) and China Construction Bank, two leading Chinese commercial banks, HSBC Holdings, one of the world's premier banking and financial services organizations, and Banco Itau Holding Financeira, a major financial conglomerate in Brazil.

We also made key purchases in consumer-related sectors that included broadcasting and cable television, life and health insurance, and brewing companies. Some key investments were China Life Insurance, the country's leading life insurance company, Brazil's Ambev (Companhia de Bebidas das Americas), one of the world's largest beer and soft drink producers, and Grupo Televisa, a premier Mexican media company. We believe the long-term outlook for consumerism remained attractive due to relatively higher per-capita income growth and continued demand for consumer goods and services in emerging markets.

To raise funds for redemptions during the reporting period, we sold a number of holdings. We sold some other stocks as they reached sale price targets. As a result, the Fund's exposure to diversified metals and mining, oil and gas, telecommunication services and electric utilities companies fell. Major sales included all or part of Vale (Companhia Vale do Rio Doce), one of the world's


                                4 | Annual Report
largest iron ore producers, Petrobras (Petroleo Brasileiro), Brazil's national oil and gas company, and China Telecom, the country's leading integrated telecommunication services provider. We also sold some spin-offs of UES (Unified Energy System), a Russian electricity production group that was split into individual companies due to restructuring in the country's power sector. Geographically, the Fund's investments fell in countries such as Brazil, Russia and South Korea.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

                             (Photo of Mark Mobius)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 5

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TEEMX                                  CHANGE   12/31/08   12/31/07
-------------                                 -------   --------   --------
Net Asset Value (NAV)                         -$12.83     $8.40     $21.23
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                     $0.5031
Short-Term Capital Gain             $0.1591
Long-Term Capital Gain              $1.0183
   TOTAL                            $1.6805

PERFORMANCE(1)

                                              1-YEAR      5-YEAR       10-YEAR
                                             --------   ----------   ----------
Cumulative Total Return(2)                     -54.10%      +24.80%      +97.97%
Average Annual Total Return(3)                 -54.10%       +4.53%       +7.07%
Value of $1,000,000 Investment(4)            $458,994   $1,247,978   $1,979,719
   Total Annual Operating
      Expenses(5)                    1.41%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT FTINSTITUTIONAL.COM OR CALL (800) 321-8563.


                                6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

                               (PERFORMANCE GRAPH)

                       USD              USD              USD
                  TIF EMERGING     IFC INVESTABLE   MSCI EMERGING
                 MARKETS SERIES   COMPOSITE INDEX   MARKETS INDEX
INCEPTION DATE      3-MAY-93          3-MAY-93         3-MAY-93
CALENDAR MONTH       NET 540        GROSS BM0300     GROSS BM0119
--------------   --------------   ---------------   -------------
    Dec-98         1,000,000.00      1,000,000.00    1,000,000.00
    Jan-99           951,865.30        976,884.88      983,865.85
    Feb-99           951,865.07        994,283.81      993,435.97
    Mar-99         1,084,922.22      1,109,191.81    1,124,361.24
    Apr-99         1,296,849.48      1,260,441.44    1,263,468.23
    May-99         1,261,929.74      1,237,910.46    1,256,118.03
    Jun-99         1,384,751.26      1,372,887.72    1,398,677.12
    Jul-99         1,323,340.78      1,352,943.63    1,360,681.35
    Aug-99         1,276,379.41      1,367,547.04    1,373,061.03
    Sep-99         1,219,785.35      1,329,453.00    1,326,593.76
    Oct-99         1,254,705.24      1,352,067.43    1,354,840.50
    Nov-99         1,360,668.62      1,473,609.55    1,476,321.62
    Dec-99         1,565,836.61      1,671,131.14    1,664,080.53
    Jan-00         1,495,434.87      1,673,509.41    1,673,998.39
    Feb-00         1,442,026.56      1,671,882.17    1,696,106.94
    Mar-00         1,460,914.44      1,696,332.46    1,704,384.42
    Apr-00         1,334,617.42      1,520,841.16    1,542,821.15
    May-00         1,227,750.78      1,478,491.26    1,479,037.95
    Jun-00         1,318,830.00      1,520,340.47    1,531,136.92
    Jul-00         1,262,967.89      1,447,239.95    1,452,391.27
    Aug-00         1,287,255.66      1,452,705.80    1,459,532.33
    Sep-00         1,160,958.77      1,322,777.15    1,332,091.92
    Oct-00         1,063,807.13      1,215,671.55    1,235,511.26
    Nov-00         1,007,944.75      1,108,273.88    1,127,485.76
    Dec-00         1,064,554.25      1,140,359.66    1,154,706.95
    Jan-01         1,185,023.58      1,286,811.03    1,313,710.12
    Feb-01         1,091,598.49      1,187,674.72    1,210,845.13
    Mar-01           989,568.54      1,085,367.38    1,091,916.54
    Apr-01         1,041,198.26      1,149,622.40    1,145,870.08
    May-01         1,078,076.82      1,184,420.24    1,159,547.45
    Jun-01         1,073,159.72      1,162,974.09    1,135,745.60
    Jul-01         1,010,466.12      1,083,489.80    1,063,977.22
    Aug-01         1,014,153.98      1,068,761.21    1,053,482.34
    Sep-01           887,538.34        903,075.06      890,424.83
    Oct-01           914,582.40        959,068.72      945,683.62
    Nov-01           969,899.72      1,071,431.55    1,044,416.17
    Dec-01         1,011,369.78      1,160,554.10    1,127,316.94
    Jan-02         1,063,940.87      1,201,986.06    1,165,519.33
    Feb-02         1,062,689.07      1,225,184.63    1,184,667.14
    Mar-02         1,126,401.97      1,310,552.01    1,255,926.52
    Apr-02         1,164,032.23      1,322,693.70    1,264,078.01
    May-02         1,156,506.34      1,301,038.93    1,243,937.41
    Jun-02         1,083,754.38      1,207,159.84    1,150,614.83
    Jul-02         1,026,054.41      1,130,721.41    1,063,102.86
    Aug-02         1,023,545.62      1,145,366.55    1,079,483.95
    Sep-02           948,284.72      1,018,108.23      963,017.18
    Oct-02           973,371.65      1,083,489.80    1,025,505.22
    Nov-02         1,052,395.47      1,158,718.24    1,096,094.34
    Dec-02         1,031,142.50      1,114,866.27    1,059,675.96
    Jan-03         1,019,685.25      1,115,867.65    1,055,062.24
    Feb-03         1,018,412.48      1,082,822.21    1,026,586.20
    Mar-03           981,554.25      1,043,059.21      997,477.70
    Apr-03         1,083,799.49      1,149,538.95    1,086,325.15
    May-03         1,147,702.74      1,229,523.93    1,164,292.19
    Jun-03         1,186,044.64      1,305,628.57    1,230,650.61
    Jul-03         1,237,167.52      1,375,808.40    1,307,723.13
    Aug-03         1,295,958.55      1,475,069.89    1,395,497.15
    Sep-03         1,334,300.57      1,491,175.37    1,405,727.46
    Oct-03         1,437,823.92      1,612,300.25    1,525,351.51
    Nov-03         1,467,219.44      1,632,995.37    1,544,098.67
    Dec-03         1,586,340.99      1,752,075.77    1,656,037.39
    Jan-04         1,637,177.03      1,811,949.76    1,714,851.58
    Feb-04         1,697,137.34      1,899,278.17    1,793,957.57
    Mar-04         1,695,399.25      1,934,701.88    1,817,008.52
    Apr-04         1,599,902.16      1,788,417.41    1,668,454.87
    May-04         1,580,279.14      1,764,092.29    1,635,594.42
    Jun-04         1,612,983.81      1,764,175.74    1,643,065.56
    Jul-04         1,588,128.29      1,727,875.83    1,614,012.50
    Aug-04         1,641,763.44      1,805,107.02    1,681,575.37
    Sep-04         1,726,795.00      1,909,333.67    1,778,697.78
    Oct-04         1,777,814.14      1,964,534.57    1,821,309.78
    Nov-04         1,913,865.02      2,135,227.60    1,990,009.07
    Dec-04         2,005,162.98      2,244,669.75    2,085,811.12
    Jan-05         1,990,546.35      2,250,093.88    2,092,412.94
    Feb-05         2,144,687.24      2,438,978.60    2,276,145.24
    Mar-05         2,041,644.05      2,286,685.86    2,126,190.60
    Apr-05         1,978,883.43      2,235,448.74    2,069,520.74
    May-05         2,057,674.70      2,319,230.61    2,142,385.22
    Jun-05         2,124,440.46      2,397,421.45    2,216,338.26
    Jul-05         2,244,634.21      2,563,357.95    2,373,161.82
    Aug-05         2,233,966.93      2,584,929.28    2,394,524.52
    Sep-05         2,414,236.89      2,826,302.83    2,617,807.29
    Oct-05         2,279,364.94      2,642,174.66    2,446,769.64
    Nov-05         2,455,618.54      2,856,552.76    2,649,354.94
    Dec-05         2,568,503.25      3,034,630.95    2,806,299.45
    Jan-06         2,827,657.48      3,360,287.06    3,121,443.33
    Feb-06         2,834,435.23      3,362,498.44    3,118,469.99
    Mar-06         2,856,164.43      3,402,177.99    3,146,424.43
    Apr-06         3,049,376.61      3,690,866.61    3,370,939.37
    May-06         2,758,185.19      3,325,489.21    3,018,522.90
    Jun-06         2,728,253.77      3,311,428.21    3,012,127.70
    Jul-06         2,797,654.96      3,353,819.84    3,057,176.33
    Aug-06         2,849,344.05      3,452,872.70    3,136,597.29
    Sep-06         2,849,344.23      3,483,080.90    3,162,961.75
    Oct-06         2,985,401.20      3,639,087.08    3,313,317.04
    Nov-06         3,152,769.56      3,921,391.91    3,560,134.56
    Dec-06         3,315,178.63      4,100,221.14    3,720,770.55
    Jan-07         3,272,270.25      4,053,156.42    3,682,225.47
    Feb-07         3,240,478.76      4,044,603.00    3,660,898.05
    Mar-07         3,368,331.67      4,211,999.83    3,808,083.46
    Apr-07         3,540,675.18      4,423,874.49    3,984,924.15
    May-07         3,696,611.07      4,651,020.15    4,183,331.65
    Jun-07         3,813,176.61      4,872,491.34    4,381,202.44
    Jul-07         3,905,090.56      5,119,581.09    4,614,637.40
    Aug-07         3,780,356.28      5,005,924.81    4,518,081.94
    Sep-07         4,239,969.80      5,503,567.41    5,017,381.44
    Oct-07         4,699,600.38      6,139,233.11    5,577,314.42
    Nov-07         4,312,213.86      5,717,403.10    5,182,303.58
    Dec-07         4,313,165.73      5,751,658.53    5,200,816.41
    Jan-08         3,675,234.96      5,012,600.66    4,553,310.99
    Feb-08         3,973,903.36      5,373,555.31    4,891,054.78
    Mar-08         3,652,896.76      5,103,559.06    4,632,666.43
    Apr-08         3,957,635.75      5,501,481.20    5,009,371.06
    May-08         4,040,933.69      5,607,835.77    5,103,756.99
    Jun-08         3,602,092.74      5,046,271.96    4,595,555.11
    Jul-08         3,518,795.50      4,868,986.52    4,425,845.39
    Aug-08         3,268,896.68      4,479,359.12    4,073,776.65
    Sep-08         2,837,245.22      3,690,219.89    3,361,291.14
    Oct-08         2,056,845.47      2,674,907.16    2,441,868.67
    Nov-08         1,898,626.83      2,464,776.57    2,258,224.56
    Dec-08         1,979,719.32      2,660,850.34    2,434,974.55

AVERAGE ANNUAL TOTAL RETURN

            12/31/08
            --------
1-Year      -54.10%
5-Year       +4.53%
10-Year      +7.07%

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global and emerging markets.


                                Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                                             VALUE 7/1/08      VALUE 12/31/08  PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------  -----------------------
Actual                                          $1,000           $  549.60               $5.38
Hypothetical (5% return before expenses)        $1,000           $1,018.20               $7.00

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                Annual Report | 9

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                        2008         2007         2006         2005         2004
                                                     ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    21.23   $    20.86   $    18.93   $    15.09   $    12.18
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ......................         0.28         0.50         0.44         0.33         0.21
   Net realized and unrealized gains (losses) ....       (11.43)        5.31         4.96         3.89         2.97
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................       (11.15)        5.81         5.40         4.22         3.18
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .........................        (0.50)       (0.79)       (0.54)       (0.38)       (0.27)
   Net realized gains ............................        (1.18)       (4.65)       (2.93)          --           --
                                                     ----------   ----------   ----------   ----------   ----------
Total distributions ..............................        (1.68)       (5.44)       (3.47)       (0.38)       (0.27)
                                                     ----------   ----------   ----------   ----------   ----------
Redemption fees(c,d) .............................           --           --           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     8.40   $    21.23   $    20.86   $    18.93   $    15.09
                                                     ==========   ==========   ==========   ==========   ==========
Total return .....................................       (54.10)%      30.10%       29.07%       28.09%       26.40%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................         1.40%        1.41%        1.42%        1.42%        1.45%
Net investment income ............................         1.79%        2.18%        2.09%        1.98%        1.62%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,120,378   $3,184,512   $3,209,602   $2,841,536   $2,063,532
Portfolio turnover rate ..........................        77.61%       87.26%       40.84%       36.42%       52.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

     The accompanying notes are an integral part of these financial statements.


                               10 | Annual report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

      EMERGING MARKETS SERIES                                            INDUSTRY                         SHARES           VALUE
      -----------------------                          --------------------------------------------   -------------   --------------
      COMMON STOCKS 91.3%
      ARGENTINA 0.3%
      Tenaris SA, ADR ..............................            Energy Equipment & Services                 159,000   $    3,335,820
                                                                                                                      --------------
      AUSTRIA 0.6%
      OMV AG .......................................            Oil, Gas & Consumable Fuels                 269,829        7,063,092
                                                                                                                      --------------
      BRAZIL 6.1%
      AES Tiete SA .................................   Independent Power Producers & Energy Traders       1,335,408        7,379,507
      American Banknote SA .........................          Commercial Services & Supplies                199,775          927,881
      Banco Itau Holding Financeira SA, ADR ........                 Commercial Banks                     1,054,905       12,236,898
      Companhia de Bebidas das Americas (AmBev) ....                     Beverages                          413,138       15,135,006
      Companhia Energetica de Minas Gerais .........                Electric Utilities                      200,128        2,166,000
      Natura Cosmeticos SA .........................                 Personal Products                    1,593,811       13,076,894
      Souza Cruz SA ................................                      Tobacco                           905,191       17,247,320
                                                                                                                      --------------
                                                                                                                          68,169,506
                                                                                                                      --------------
      CHILE 1.2%
      Banco Santander Chile SA, ADR ................                 Commercial Banks                        96,600        3,383,898
      Cia Cervecerias Unidas SA, ADR ...............                     Beverages                          219,000        5,726,850
      Empresa Nacional de Telecomunicaciones SA ....      Diversified Telecommunication Services            168,253        1,829,817
      Lan Airlines SA, ADR                                               Airlines                           349,868        2,816,438
                                                                                                                      --------------
                                                                                                                          13,757,003
                                                                                                                      --------------
      CHINA 22.1%
      Aluminum Corp. of China Ltd., H ..............                  Metals & Mining                    14,171,000        7,460,153
      Anta Sports Products Ltd. ....................         Textiles, Apparel & Luxury Goods             1,534,000          698,694
      Bank of China Ltd., H ........................                 Commercial Banks                    34,995,000        9,572,579
      China Coal Energy Co., H .....................            Oil, Gas & Consumable Fuels              13,787,000       10,975,948
      China Construction Bank Corp., H .............                 Commercial Banks                    46,490,000       25,493,859
      China Life Insurance Co. Ltd., H .............                     Insurance                        4,108,000       12,482,697
      China Mobile Ltd. ............................        Wireless Telecommunication Services           6,312,500       63,367,720
      China Molybdenum Co. Ltd., H .................                  Metals & Mining                     8,113,000        3,684,777
      China Petroleum and Chemical Corp., H ........            Oil, Gas & Consumable Fuels               6,114,000        3,699,861
      China Shenhua Energy Co. Ltd., H .............            Oil, Gas & Consumable Fuels               5,888,500       12,460,504
      China Shipping Development Co. Ltd., H .......                      Marine                          3,572,000        3,548,863
      CNOOC Ltd. ...................................            Oil, Gas & Consumable Fuels              13,952,000       13,033,532
      Denway Motors Ltd. ...........................                    Automobiles                      29,559,858        9,191,925
      Hidili Industry International Development
         Ltd. ......................................                  Metals & Mining                    12,467,000        3,924,993
      Industrial and Commercial Bank of China
         Ltd., H ...................................                 Commercial Banks                    50,967,000       26,830,967
      Lonking Holdings Ltd. ........................                     Machinery                        1,865,000          955,337
      PetroChina Co. Ltd., H .......................            Oil, Gas & Consumable Fuels              27,588,000       24,170,024
  (a) Shanda Interactive Entertainment Ltd., ADR ...                     Software                            34,917        1,129,914
      Shanghai Industrial Holdings Ltd. ............             Industrial Conglomerates                   676,000        1,543,857
      Tencent Holdings Ltd. ........................           Internet Software & Services                 509,800        3,288,947


                               Annual Report | 11

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                            INDUSTRY                     SHARES/RIGHTS        VALUE
      -----------------------                          --------------------------------------------   -------------   --------------
      COMMON STOCKS (CONTINUED)
      CHINA (CONTINUED)
      Yantai Changyu Pioneer Wine Co. Ltd.,B .......                     Beverages                          350,700   $    1,230,812
      Zijin Mining Group Co. Ltd., H ...............                  Metals & Mining                    13,884,000        8,419,757
                                                                                                                      --------------
                                                                                                                         247,165,720
                                                                                                                      --------------
      EGYPT 0.2%
      Egyptian Financial Group-Hermes Holding ......                  Capital Markets                       264,612          826,305
      El Ezz Aldekhela Steel Alexa Co. .............                  Metals & Mining                         1,333          193,495
      Telecom Egypt ................................      Diversified Telecommunication Services            425,087        1,234,092
                                                                                                                      --------------
                                                                                                                           2,253,892
                                                                                                                      --------------
      HONG KONG 1.3%
      Dairy Farm International Holdings Ltd. .......             Food & Staples Retailing                 2,339,019        9,987,611
      VTech Holdings Ltd. ..........................             Communications Equipment                 1,093,000        4,625,739
                                                                                                                      --------------
                                                                                                                          14,613,350
                                                                                                                      --------------
      HUNGARY 1.9%
      Magyar Telekom PLC ...........................      Diversified Telecommunication Services          1,504,119        4,251,451
      MOL Hungarian Oil and Gas Nyrt. ..............            Oil, Gas & Consumable Fuels                 207,389       10,774,163
  (a) OTP Bank Ltd. ................................                 Commercial Banks                       386,200        5,844,277
                                                                                                                      --------------
                                                                                                                          20,869,891
                                                                                                                      --------------
      INDIA 4.0%
  (a) Bharti Airtel Ltd. ...........................        Wireless Telecommunication Services             129,241        1,900,869
      GAIL India Ltd. ..............................                   Gas Utilities                      2,226,538        9,433,707
      Grasim Industries Ltd. .......................              Construction Materials                     20,709          518,768
      Great Eastern Shipping Co. Ltd. ..............            Oil, Gas & Consumable Fuels                 122,200          509,963
      Infosys Technologies Ltd. ....................                    IT Services                         244,083        5,611,851
      National Aluminium Co. Ltd. ..................                  Metals & Mining                       755,329        2,949,387
      Oil & Natural Gas Corp. Ltd. .................            Oil, Gas & Consumable Fuels                 823,946       11,314,429
      Shipping Corp. of India Ltd. .................                      Marine                             89,360          146,115
      Steel Authority of India Ltd. ................                  Metals & Mining                     2,462,000        3,921,882
      Tata Consultancy Services Ltd. ...............                    IT Services                         883,072        8,683,602
      Union Bank of India Ltd. .....................                 Commercial Banks                        20,000           67,051
                                                                                                                      --------------
                                                                                                                          45,057,624
                                                                                                                      --------------
      INDONESIA 1.7%
      PT Astra International Tbk ...................                    Automobiles                       4,495,000        4,350,665
  (b) PT Bank Central Asia Tbk .....................                 Commercial Banks                    18,231,000        5,435,849
      PT Telekomunikasi Indonesia, B ...............      Diversified Telecommunication Services         13,945,000        8,827,569
                                                                                                                      --------------
                                                                                                                          18,614,083
                                                                                                                      --------------
      ISRAEL 0.5%
  (a) Taro Pharmaceutical Industries Ltd. ..........                  Pharmaceuticals                       759,075        5,844,877
                                                                                                                      --------------
      KUWAIT 0.2%
      Kuwait Projects Co. (Holding) KSC (KIPCO) ....          Diversified Financial Services                560,000          993,339
      National Mobile Telecommunications Co. .......        Wireless Telecommunication Services             195,000        1,327,107
                                                                                                                      --------------
                                                                                                                           2,320,446
                                                                                                                      --------------


                               12 | Annual Report

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                            INDUSTRY                         SHARES           VALUE
      -----------------------                          --------------------------------------------   -------------   --------------
      COMMON STOCKS (CONTINUED)
      LUXEMBOURG 0.1%
  (a) Reinet Investments SCA, GDR ..................         Textiles, Apparel & Luxury Goods               826,287         $852,658
                                                                                                                      --------------
      MALAYSIA 0.1%
      British American Tobacco Malaysia Bhd. .......                      Tobacco                            95,100        1,225,764
                                                                                                                      --------------
      MEXICO 8.9%
      Alfa SAB de CV ...............................             Industrial Conglomerates                   262,221          564,019
      America Movil SAB de CV, L, ADR ..............        Wireless Telecommunication Services             848,578       26,297,432
      Fomento Economico Mexicano SAB de CV, ADR ....                     Beverages                          124,766        3,759,200
      Grupo Televisa SA ............................                       Media                          6,704,904       19,994,938
      Kimberly Clark de Mexico SAB de CV, A ........                Household Products                    5,895,939       19,774,932
      Telefonos de Mexico SAB de CV, L, ADR ........      Diversified Telecommunication Services            904,158       18,933,068
      Wal-Mart de Mexico SAB de CV, V ..............             Food & Staples Retailing                 3,872,160       10,446,221
                                                                                                                      --------------
                                                                                                                          99,769,810
                                                                                                                      --------------
      OMAN 0.1%
      Oman International Bank ......................                 Commercial Banks                     1,313,240          750,403
                                                                                                                      --------------
      PAKISTAN 1.3%
      Fauji Fertilizer Co. Ltd. ....................                     Chemicals                        1,254,911          942,075
      MCB Bank Ltd. ................................                 Commercial Banks                     3,357,543        5,338,546
      Oil & Gas Development Co. Ltd. ...............            Oil, Gas & Consumable Fuels               5,679,400        3,588,161
  (a) Pakistan Telecommunications Corp., A .........      Diversified Telecommunication Services         20,361,133        4,346,282
                                                                                                                      --------------
                                                                                                                          14,215,064
                                                                                                                      --------------
      PERU 0.3%
      Credicorp Ltd. ...............................                 Commercial Banks                        63,000        3,147,480
                                                                                                                      --------------
      PHILIPPINES 1.0%
      Bank of the Philippine Islands ...............                 Commercial Banks                       771,100          645,270
      Globe Telecom Inc. ...........................        Wireless Telecommunication Services              60,639          990,385
      Philippine Long Distance Telephone Co., ADR ..        Wireless Telecommunication Services             199,922        9,386,338
                                                                                                                      --------------
                                                                                                                          11,021,993
                                                                                                                      --------------
      POLAND 0.4%
      Polski Koncern Naftowy Orlen SA ..............            Oil, Gas & Consumable Fuels                 544,012        4,718,738
                                                                                                                      --------------
      QATAR 1.1%
      Industries Qatar .............................             Industrial Conglomerates                    70,270        1,942,940
      Qatar National Bank ..........................                 Commercial Banks                       220,980       10,320,895
                                                                                                                      --------------
                                                                                                                          12,263,835
                                                                                                                      --------------
      RUSSIA 6.1%
      Bank of Moscow ...............................                 Commercial Banks                        24,128          518,752
(a,c) Centenergoholding ............................                Electric Utilities                      161,838               --
  (a) Federal Grid Co. .............................                Electric Utilities                  284,876,557        1,210,725
      Gazprom, ADR .................................            Oil, Gas & Consumable Fuels                 834,700       11,894,475
      Gazprom, ADR (London Exchange) ...............            Oil, Gas & Consumable Fuels                 590,600        8,374,708
  (a) Holiding MRSK OAO ............................                Electric Utilities                   29,782,700          923,264
  (a) Inter Rao Ues OAO ............................                Electric Utilities                1,221,833,345          274,913


                               Annual Report | 13

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                            INDUSTRY                         SHARES           VALUE
      -----------------------                          --------------------------------------------   -------------   --------------
      COMMON STOCKS (CONTINUED)
      RUSSIA (CONTINUED)
(a,c) Intergenerasiya Holding Co. ..................                Electric Utilities                      542,583   $           --
  (a) Kuzbassenergo ................................                Electric Utilities                   14,100,516           35,251
      LUKOIL, ADR ..................................           Oil, Gas & Consumable Fuels                  202,570        6,705,067
      LUKOIL, ADR (London Exchange) ................           Oil, Gas & Consumable Fuels                  229,250        7,297,028
      Mechel OAO, ADR ..............................                 Metals & Mining                        177,483          709,932
      Mining and Metallurgical Co. Norilsk
      Nickel .......................................                 Metals & Mining                        148,386        9,719,283
      Mobile TeleSystems ...........................       Wireless Telecommunication Services              609,400        2,334,002
      Mobile TeleSystems, ADR ......................       Wireless Telecommunication Services              172,700        4,607,636
  (a) RAO Energy System of East OAO ................                Electric Utilities                   25,782,700           55,433
  (a) RusHydro .....................................                Electric Utilities                   27,736,834          579,700
      Sberbank RF ..................................                 Commercial Banks                     4,715,680        3,489,603
(a,c) Sibenergyholding JSC .........................                Electric Utilities                      149,072               --
  (a) TGK-2 ........................................                Electric Utilities                  385,310,076          105,960
  (a) TGK-4 ........................................                Electric Utilities                  470,860,819          211,887
  (a) TGK-9 ........................................                Electric Utilities                  800,469,615           36,021
      TNK-BP .......................................           Oil, Gas & Consumable Fuels               12,656,073        8,226,447
  (a) Wimm-Bill-Dann Foods .........................                  Food Products                         107,050        1,391,650
                                                                                                                      --------------
                                                                                                                          68,701,737
                                                                                                                      --------------
      SINGAPORE 1.0%
      ComfortDelGro Corp. Ltd. .....................                   Road & Rail                        1,861,306        1,884,044
      Fraser and Neave Ltd. ........................             Industrial Conglomerates                 3,586,139        7,385,068
      Keppel Corp. Ltd. ............................             Industrial Conglomerates                   794,388        2,401,187
                                                                                                                      --------------
                                                                                                                          11,670,299
                                                                                                                      --------------
      SOUTH AFRICA 10.9%
      ABSA Group Ltd. ..............................                 Commercial Banks                       567,600        6,530,419
      Foschini Ltd. ................................                 Specialty Retail                     2,997,139       15,304,540
      Impala Platinum Holdings Ltd. ................                 Metals & Mining                        305,153        4,382,516
      Kersaf Investments Ltd. ......................          Hotels, Restaurants & Leisure                  24,800          246,285
      Lewis Group Ltd. .............................                 Specialty Retail                     2,052,297       10,479,814
      Massmart Holdings Ltd. .......................             Food & Staples Retailing                   467,059        4,201,544
      MTN Group Ltd. ...............................       Wireless Telecommunication Services            1,406,771       16,237,729
      Naspers Ltd., N ..............................                      Media                             628,431       11,114,538
      Pretoria Portland Cement Co. Ltd. ............              Construction Materials                    519,662        1,733,128
      Remgro Ltd. ..................................          Diversified Financial Services              1,297,201       10,548,728
      Sasol ........................................           Oil, Gas & Consumable Fuels                  232,680        6,931,389
      Standard Bank Group Ltd. .....................                 Commercial Banks                     1,746,237       15,418,901
      Telkom South Africa Ltd. .....................      Diversified Telecommunication Services            628,570        7,656,518
      The Spar Group Ltd. ..........................             Food & Staples Retailing                   419,612        2,544,456
      Tiger Brands Ltd. ............................                  Food Products                         440,387        6,720,118
      Truworths International Ltd. .................                 Specialty Retail                       664,719        2,411,374
                                                                                                                      --------------
                                                                                                                         122,461,997
                                                                                                                      --------------


                               14 | Annual Report

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                            INDUSTRY                         SHARES           VALUE
      -----------------------                          --------------------------------------------   -------------   --------------
      COMMON STOCKS (CONTINUED)
      SOUTH KOREA 2.0%
      Kangwon Land Inc. ............................          Hotels, Restaurants & Leisure                 971,788   $   10,502,697
  (a) S1 Corp. .....................................          Commercial Services & Supplies                 61,759        2,640,527
      SK Telecom Co. Ltd. ..........................       Wireless Telecommunication Services               53,315        8,822,514
                                                                                                                      --------------
                                                                                                                          21,965,738
                                                                                                                      --------------
      SWEDEN 1.0%
      Oriflame Cosmetics SA, SDR ...................                Personal Products                       384,603       11,091,952
                                                                                                                      --------------
      TAIWAN 5.7%
      MediaTek Inc. ................................     Semiconductors & Semiconductor Equipment         1,738,610       11,696,827
      President Chain Store Corp. ..................             Food & Staples Retailing                 9,787,010       23,411,185
      Taiwan Mobile Co. Ltd. .......................       Wireless Telecommunication Services            4,555,000        6,768,223
      Taiwan Semiconductor Manufacturing Co. Ltd. ..     Semiconductors & Semiconductor Equipment        15,874,355       21,504,847
                                                                                                                      --------------
                                                                                                                          63,381,082
                                                                                                                      --------------
      THAILAND 1.1%
      Siam Cement Public Co. Ltd., fgn. ............              Construction Materials                  1,147,524        3,595,806
      Thai Beverages Co. Ltd., fgn. ................                    Beverages                        68,147,000        9,276,555
                                                                                                                      --------------
                                                                                                                          12,872,361
                                                                                                                      --------------
      TURKEY 5.5%
      Akbank TAS ...................................                 Commercial Banks                     4,877,907       15,135,602
      Anadolu Efes Biracilik Ve Malt Sanayii AS ....                    Beverages                         1,151,781        7,700,970
      Tekfen Holding AS ............................          Diversified Financial Services                123,500          234,093
      Tupras-Turkiye Petrol Rafinerileri AS ........           Oil, Gas & Consumable Fuels                1,937,395       20,373,774
      Turkcell Iletisim Hizmetleri AS ..............       Wireless Telecommunication Services            3,256,383       18,496,171
                                                                                                                      --------------
                                                                                                                          61,940,610
                                                                                                                      --------------
      UNITED ARAB EMIRATES 0.4%
      Abu Dhabi Commercial Bank ....................                 Commercial Banks                     1,043,442          505,649
      First Gulf Bank ..............................                 Commercial Banks                       674,898        1,657,319
      National Bank of Abu Dhabi ...................                 Commercial Banks                       138,572          337,645
      Union National Bank ..........................                 Commercial Banks                     2,561,112        1,547,900
                                                                                                                      --------------
                                                                                                                           4,048,513
                                                                                                                      --------------
      UNITED KINGDOM 4.2%
      Anglo American PLC ...........................                 Metals & Mining                        683,406       15,339,557
  (a) British American Tobacco PLC .................                     Tobacco                            526,733       13,743,248
      HSBC Holdings PLC ............................                 Commercial Banks                     1,921,658       18,273,876
                                                                                                                      --------------
                                                                                                                          47,356,681
                                                                                                                      --------------
      TOTAL COMMON STOCKS
         (COST 1,255,781,718) ......................                                                                   1,022,522,019
                                                                                                                      --------------
      PREFERRED STOCKS 8.1%
      BRAZIL 7.2%
      Banco Bradesco SA, ADR, pfd. .................                 Commercial Banks                     1,228,206       12,122,393
      Companhia Energetica de Minas Gerais, ADR,
         pfd. ......................................                Electric Utilities                      472,050        6,485,967


                               Annual Report | 15

Templeton Institutional Funds

      EMERGING MARKETS SERIES                                            INDUSTRY                         SHARES           VALUE
      -----------------------                          --------------------------------------------   -------------   --------------
      PREFERRED STOCKS (CONTINUED)
      BRAZIL (CONTINUED)
      Companhia Vale do Rio Doce, ADR, pfd., A .....                  Metals & Mining                     2,117,580   $   22,552,227
      Itausa - Investimentos Itau SA, pfd. .........                  Commercial Banks                    2,350,890        8,135,938
      Petroleo Brasileiro SA, ADR, pfd. ............            Oil, Gas & Consumable Fuels               1,099,440       22,439,571
      Unibanco - Uniao de Bancos Brasileiros SA,
         GDR, pfd. .................................                  Commercial Banks                       99,500        6,429,690
      Usinas Siderurgicas de Minas Gerais SA, pfd.,
         A .........................................                  Metals & Mining                       258,111        2,957,487
                                                                                                                      --------------
                                                                                                                          81,123,273
                                                                                                                      --------------
      CHILE 0.9%
      Embotelladora Andina SA, pfd., A .............                     Beverages                        3,648,322        6,719,088
      Sociedad Quimica y Minera de Chile SA, B, ADR,
         pfd. ......................................                     Chemicals                          117,409        2,863,606
                                                                                                                      --------------
                                                                                                                           9,582,694
                                                                                                                      --------------
      TOTAL PREFERRED STOCKS
         (COST $65,709,804) ........................                                                                      90,705,967
                                                                                                                      --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM
         INVESTMENTS
            (COST $1,321,491,522) ..................                                                                   1,113,227,986
                                                                                                                      --------------
      SHORT TERM INVESTMENTS
      (COST $4,929,741) 0.4%
      MONEY MARKET FUNDS 0.4%
  (d) Franklin Institutional Fiduciary Trust
         Money Market Portfolio, 0.55% .............                                                      4,929,741        4,929,741
                                                                                                                      --------------
      TOTAL INVESTMENTS
         (COST $1,326,421,263) 99.8% ...............                                                                   1,118,157,727
      OTHER ASSETS, LESS LIABILITIES 0.2%                                                                                  2,220,037
                                                                                                                      --------------
      NET ASSETS 100.0% ............................                                                                  $1,120,377,764
                                                                                                                      ==============

See Abbreviations on page 28.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the value of these securities was $0.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

                                                                     EMERGING
                                                                  MARKETS SERIES
                                                                  --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $1,321,491,522
      Cost - Sweep Money Fund (Note 7) ........................        4,929,741
                                                                  --------------
      Total cost of investments ...............................   $1,326,421,263
                                                                  --------------
      Value - Unaffiliated issuers ............................   $1,113,227,986
      Value - Sweep Money Fund (Note 7) .......................        4,929,741
                                                                  --------------
      Total value of investments ..............................    1,118,157,727
   Cash .......................................................          104,212
   Foreign currency, at value (cost $5,179) ...................            5,208
   Receivables:
      Investment securities sold ..............................        1,549,813
      Capital shares sold .....................................          803,322
      Dividends ...............................................        4,876,151
      Foreign tax .............................................          117,945
                                                                  --------------
         Total assets .........................................    1,125,614,378
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................          494,718
      Capital shares redeemed .................................        3,082,401
      Affiliates ..............................................        1,237,605
      Custodian fees ..........................................          310,795
   Accrued expenses and other liabilities .....................          111,095
                                                                  --------------
         Total liabilities ....................................        5,236,614
                                                                  --------------
            Net assets, at value ..............................   $1,120,377,764
                                                                  --------------
Net assets consist of:
   Paid-in capital ............................................   $1,615,282,849
   Distributions in excess of net investment income ...........      (17,167,773)
   Net unrealized appreciation (depreciation) .................     (208,285,077)
   Accumulated net realized gain (loss) .......................     (269,452,235)
                                                                  --------------
            Net assets, at value ..............................   $1,120,377,764
                                                                  --------------
Shares outstanding ............................................      133,379,697
                                                                  --------------
Net asset value per share(a) ..................................   $         8.40
                                                                  --------------

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

                                                                           EMERGING
                                                                        MARKETS SERIES
                                                                       ---------------
Investment income:
   Dividends: (net of foreign taxes of $6,928,402)
      Unaffiliated issuers .........................................   $    71,161,106
      Sweep Money Fund (Note 7) ....................................           777,945
   Interest (net of foreign taxes of $1,255) .......................         1,121,507
                                                                       ---------------
         Total investment income ...................................        73,060,558
                                                                       ---------------
Expenses:
   Management fees (Note 3a) .......................................        27,932,744
   Administrative fees (Note 3b) ...................................         1,842,000
   Transfer agent fees (Note 3c) ...................................             3,210
   Custodian fees (Note 4) .........................................         1,867,907
   Reports to shareholders .........................................            71,692
   Registration and filing fees ....................................            55,643
   Professional fees ...............................................           145,249
   Trustees' fees and expenses .....................................            69,308
   Other ...........................................................            84,433
                                                                       ---------------
         Total expenses ............................................        32,072,186
         Expense reductions (Note 4) ...............................           (20,798)
                                                                       ---------------
            Net expenses ...........................................        32,051,388
                                                                       ---------------
               Net investment income ...............................        41,009,170
                                                                       ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..................................................      (173,359,159)
      Foreign currency transactions ................................        (2,169,553)
                                                                       ---------------
            Net realized gain (loss) ...............................      (175,528,712)
                                                                       ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..................................................    (1,450,377,519)
      Translation of other assets and liabilities
         denominated in foreign currencies .........................          (403,943)
   Change in deferred taxes on unrealized appreciation
      (depreciation) ...............................................         1,661,836
                                                                       ---------------
            Net change in unrealized appreciation (depreciation) ...    (1,449,119,626)
                                                                       ---------------
Net realized and unrealized gain (loss) ............................    (1,624,648,338)
                                                                       ---------------
Net increase (decrease) in net assets resulting from operations ....   $(1,583,639,168)
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        EMERGING MARKETS SERIES
                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------
                                                                                         2008             2007
                                                                                   ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................   $    41,009,170   $   71,536,151
      Net realized gain (loss) from investments and foreign currency
         transactions and swap agreements ......................................      (175,528,712)     664,392,365
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies and deferred taxes .........................................    (1,449,119,626)     105,503,414
                                                                                   ---------------   --------------
            Net increase (decrease) in net assets resulting from operations ....    (1,583,639,168)     841,431,930
                                                                                   ---------------   --------------
Distributions to shareholders from:
      Net investment income ....................................................       (63,309,942)    (101,637,203)
      Net realized gains .......................................................      (154,527,211)    (587,388,696)
                                                                                   ---------------   --------------
Total distributions to shareholders ............................................      (217,837,153)    (689,025,899)
                                                                                   ---------------   --------------
Capital share transactions (Note 2) ............................................      (262,665,982)    (177,501,570)
                                                                                   ---------------   --------------
Redemption fees ................................................................             8,076            5,283
                                                                                   ---------------   --------------
            Net increase (decrease) in net assets ..............................    (2,064,134,227)     (25,090,256)
Net assets:
   Beginning of year ...........................................................     3,184,511,991    3,209,602,247
                                                                                   ---------------   --------------
   End of year .................................................................   $ 1,120,377,764   $3,184,511,991
                                                                                   ---------------   --------------
Distributions in excess of net investment income included in net assets:
   End of year .................................................................   $   (17,167,773)  $  (25,601,137)
                                                                                   ---------------   --------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS SERIES

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Emerging Market Series (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.


                               20 | Annual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               Annual Report | 21

Templeton Institutional Funds

EMERGING MARKETS SERIES

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               22 | Annual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------
                                               2008                          2007
                                   ---------------------------   -----------------------------
                                      SHARES         AMOUNT         SHARES         AMOUNT
                                   -----------   -------------   -----------   ---------------
Shares sold ....................    23,018,745   $ 396,764,787    11,076,340   $   251,491,312
Shares issued in reinvestment
   of distributions ............    18,691,046     206,756,226    32,231,074       647,171,797
Shares redeemed ................   (58,338,281)   (866,186,995)  (47,192,244)   (1,076,164,679)
                                   -----------   -------------   -----------   ---------------
Net increase (decrease) ........   (16,628,490)  $(262,665,982)   (3,884,830)  $  (177,501,570)
                                   ===========   =============   ===========   ===============


                               Annual Report | 23

Templeton Institutional Funds

EMERGING MARKETS SERIES

3.  TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective March 1, 2008, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   -------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $7.5 billion
       1.125%         Over $7.5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Prior to March 1, 2008, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   -------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average net assets of certain funds within the Trust as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                               24 | Annual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

3.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $3,210, of which $1,799 was retained by Investor Services.

4.  EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5.  INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $255,281,400 and $69,240, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                     2008           2007
                                 ------------   ------------
Distributions paid from:
   Ordinary income ...........   $ 85,229,983   $171,493,747
   Long term capital gain ....    132,607,170    517,532,152
                                 ------------   ------------
                                 $217,837,153   $689,025,899
                                 ============   ============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................   $1,361,848,914
                                                  ==============
Unrealized appreciation .......................   $  135,769,061
Unrealized depreciation .......................     (379,460,248)
                                                  --------------
Net unrealized appreciation (depreciation) ....   $ (243,691,187)
                                                  ==============
Undistributed ordinary income .................   $    2,859,536
Undistributed long term capital gains .........        1,372,355
                                                  --------------
Distributable earnings ........................   $    4,231,891
                                                  ==============


                               Annual Report | 25

Templeton Institutional Funds

EMERGING MARKETS SERIES

5.  INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $1,728,487,454 and $2,149,941,789, respectively.

7.  INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8.  CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                               26 | Annual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

9.  FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                                         LEVEL 1        LEVEL 2    LEVEL 3        TOTAL
                                     --------------   ----------   -------   --------------
ASSETS:
   Investments in Securities .....   $1,116,522,072   $1,635,655     $--     $1,118,157,727

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

11. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.


                               Annual Report | 27

Templeton Institutional Funds

EMERGING MARKETS SERIES

11. SUBSEQUENT EVENT (CONTINUED)

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt


                               28 | Annual Report

Templeton Institutional Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS - EMERGING MARKETS SERIES:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series (one of the funds constituting Templeton Institutional Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009


                               Annual Report | 29

Templeton Institutional Funds

TAX DESIGNATION (UNAUDITED)

EMERGING MARKETS SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $132,607,170 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $21,928,772 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $80,703,535 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,284,877 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

Record Date: 12/16/2008

                   FOREIGN TAX PAID   FOREIGN SOURCE INCOME   FOREIGN QUALIFIED DIVIDENDS
                       PER SHARE            PER SHARE                  PER SHARE
                   ----------------   ---------------------   ---------------------------
Fund Shares ....        $0.0566              $0.7950                    $0.4966

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               30 | Annual Report

Templeton Institutional Funds

EMERGING MARKETS SERIES

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 31

Templeton Institutional Funds

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992           138                       Bar-S Foods (meat packing
500 East Broward Blvd.                                                                            company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008           30                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                            Allied Capital Corporation
Suite 2100                                                                                        (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1990           23                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                            company), Victory Nickel Inc.
Suite 2100                                                                                        (mineral exploration) and ABACO
Fort Lauderdale, FL 33394-3091                                                                    Markets Limited (retail
                                                                                                  distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead              Trustee since        138                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                                  refining of oil and gas), H.J.
Suite 2100                       Trustee           Independent                                    Heinz Company (processed foods and
Fort Lauderdale, FL 33394-3091                     Trustee since 2007                             allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               32 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
DAVID W. NIEMIEC (1949)          Trustee           Since 2005           23                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                            living) and OSI Pharmaceuticals,
Suite 2100                                                                                        Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           138                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                            refining of oil and gas) and
Suite 2100                                                                                        Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                                    service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005           145                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1990           23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee           Since 2007           37                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                            (investments).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               Annual Report | 33

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and Vice     138                       None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1993 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)          Chief             Since                Not Applicable            Not Applicable
One Franklin Parkway             Executive         December 2008
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director,Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance
                                 Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               34 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable            Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.

MARK MOBIUS (1936)               Vice President    Since 1993           Not Applicable            Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central, Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

GARY P. MOTYL (1952)             President and     Since 2005           Not Applicable            Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.


                               Annual Report | 35

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT (800) 321-8563 TO REQUEST THE SAI.


                               36 | Annual Report

Templeton Institutional Funds

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 37

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)   600 Fifth Avenue
                                             New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS
Emerging Markets Series

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT456 A2008 02/09


DECEMBER 31, 2008

Foreign Smaller Companies Series

                                                                   ANNUAL REPORT

                         TEMPLETON INSTITUTIONAL FUNDS

                  (FRANKLIN TEMPLETON INSTITUTIONAL (R) LOGO)

Contents

ANNUAL REPORT

TIF Foreign Smaller Companies Series .....................................     1
Performance Summary ......................................................     6
Your Fund's Expenses .....................................................     8
Financial Highlights and Statement of Investments ........................    10
Financial Statements .....................................................    15
Notes to Financial Statements ............................................    18
Report of Independent Registered Public Accounting Firm ..................    26
Tax Designation ..........................................................    27
Board Members and Officers ...............................................    29
Shareholder Information ..................................................    34

Annual Report

TIF Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Institutional Funds (TIF) Foreign Smaller Companies Series (Fund) covers the year ended December 31, 2008.

PERFORMANCE OVERVIEW

The Fund had a -47.28% cumulative total return for the year ended December 31, 2008. The Fund performed comparably to its benchmark, the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, which had a -49.15% total return during the same period.(1) Please note that index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                              (PERFORMANCE GRAPH)

Asia                                       40.5%
Europe                                     29.6%
North America                               8.6%
Australia & New Zealand                     4.2%
Latin America & Caribbean                   4.3%
Middle East & Africa                        1.8%
Short-Term Investments & Other Net Assets  11.0%

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's


                               2 | Annual Report
currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.(2)

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

MANAGER'S DISCUSSION

During the year, the Fund held some poor performers. U.K.-based chemicals manufacturer Yule Catto was a significant detractor from Fund results. The company historically has earned relatively high profit margins as an industry leader serving various niche markets. However, as Yule Catto was focused on controlling costs and asset utilization, the company's share price declined, we believe, largely due to several non-recurring charges related to restructuring. At period-end, we believed the company remained attractively valued due to plant closures and other restructuring efforts, and its solid dividend.

Finnish sporting goods company Amer Sports produces and markets golf, racquet and team sports equipment under the Wilson brand name, and skis and snowboards under the Atomic and Oxygen brands. The company's stock price declined during the period, largely due to weak demand. However, the company has strong cash flow and a solid balance sheet. In addition, we think recent acquisitions in the fitness, team sports and winter sports areas complement the company's product lineup and should strengthen its long-term competitive position.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/08

                              (PERFORMANCE GRAPH)

Textiles, Apparel & Luxury Goods                  9.3%
Commercial Services & Supplies                    4.9%
Food Products                                     4.3%
Electronic Equipment, Instruments & Components    4.1%
Machinery                                         4.0%
Food & Staples Retailing                          3.8%
Communications Equipment                          3.8%
Commercial Banks                                  3.7%
Household Durables                                3.5%
Real Estate Management & Development              3.1%
Specialty Retail                                  3.1%
Capital Markets                                   3.0%
Leisure Equipment & Products                      2.8%
Health Care Providers & Services                  2.7%
Computers & Peripherals                           2.1%
Other                                            30.8%
Short-Term Investments & Other Net Assets        11.0%

(2.) Source: Federal Reserve H10 report.

                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/08

COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
------------------------                       ----------
Dorel Industries Inc., B
   HOUSEHOLD DURABLES, CANADA                      2.0%
Iluka Resources Ltd.
   METALS & MINING, AUSTRALIA                      1.9%
Descente Ltd.
   TEXTILES, APPAREL & LUXURY GOODS, JAPAN         1.8%
Massmart Holdings Ltd.
   FOOD & STAPLES RETAILING,SOUTH AFRICA           1.8%
Binggrae Co. Ltd.
   FOOD PRODUCTS, SOUTH KOREA                      1.7%
Giant Manufacturing Co. Ltd.
   LEISURE EQUIPMENT & PRODUCTS, TAIWAN            1.7%
North West Company Fund
   FOOD & STAPLES RETAILING, CANADA                1.7%
Steiner Leisure Ltd.
   DIVERSIFIED CONSUMER SERVICES, BAHAMAS          1.7%
Sinotrans Ltd., H
   AIR FREIGHT & LOGISTICS, CHINA                  1.6%
Imtech NV
   CONSTRUCTION & ENGINEERING, NETHERLANDS         1.6%

Sweden-based Niscayah Group, formerly known as Securitas Systems, was another key detractor. The company, which designs and installs corporate security systems, struggled from reduced banking-sector investment due to the credit crisis. Over the longer term, however, we continue to believe Niscayah could show strong potential for profit margin expansion if it expands its installed security base and associated service contracts.

On a more positive note, several holdings performed well for the Fund. U.K.-based FKI (sold during the period), a leading international engineering conglomerate, was among the Fund's top contributors during the reporting period. Its largest division, FKI Logistex, manufactures automated sorting and material handling equipment for top delivery companies and airport baggage handling systems. During the period, FKI was acquired by another U.K.-based engineering company, Melrose, an industry leader that designs, develops and manufactures specialist components for various markets worldwide.

Canadian drilling and well-servicing contractor Saxon Energy (sold by period-end) also performed well during the year. The company provides technology, equipment and personnel to oil and gas producers and has a strong Latin American presence. Saxon's stock price rose after U.S. energy company Schlumberger, which sought to expand operations in the region, made a takeover offer for the company.

Binggrae, based in South Korea, a leading producer of dairy beverage and ice cream products, also contributed to performance for the time we held it. Binggrae's profitability and balance sheet improved significantly over the past five years as the company has strong brand power and efficient cost management.


                               4 | Annual Report

Thank you for your continued participation in TIF Foreign Smaller Companies Series. We look forward to serving your future investment needs.

(PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes
Harlan B. Hodes, CPA

(PHOTO OF CYNTHIA L. SWEETING)


/s/ Cynthia L. Sweeting
Cynthia L. Sweeting, CFA

Portfolio Management Team
TIF Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 5

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TFSCX                                CHANGE   12/31/08   12/31/07
-------------                               -------   --------   --------
Net Asset Value (NAV)                       -$11.39     $8.81     $20.20
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.4803
Short-term Capital Gain           $0.0512
Long-term Capital Gain            $1.4497
   TOTAL                          $1.9812

PERFORMANCE(1)

                                                                     INCEPTION
                                             1-YEAR      5-YEAR      (10/21/02)
                                            --------   ----------   -----------
Cumulative Total Return(2)                    -47.28%       +6.41%       +62.52%
Average Annual Total Return(3)                -47.28%       +1.25%        +8.15%
Value of $1,000,000 Investment(4)           $527,242   $1,064,098    $1,625,091
   Total Annual Operating
      Expenses(5)
      Without Waiver                1.07%
      With Waiver                   0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 321-8563.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES SO THAT TOTAL FUND ANNUAL OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                               6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/21/02-12/31/08
$ Millions

                              (PLOT POINTS TO COME)

AVERAGE ANNUAL TOTAL RETURN

                              12/31/08
                              --------
1-Year                         -47.28%
5-Year                          +1.25%
Since Inception (10/21/02)      +8.15%

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion.


                                Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
Actual                                           $1,000           $  590.70              $3.80
Hypothetical (5% return before expenses)         $1,000           $1,020.36              $4.82

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.95% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                Annual Report | 9

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                                   YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
                                                     2008       2007        2006        2005        2004
                                                   -------    --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 20.20    $  22.42    $  18.18    $  17.45    $ 14.97
                                                   -------    --------    --------    --------    -------
Income from investment operations(a):
   Net investment income(b) ....................      0.42        0.33        0.30        0.38       0.21
   Net realized and unrealized gains (losses) ..     (9.83)       2.81        4.89        1.74       2.93
                                                   -------    --------    --------    --------    -------
Total from investment operations ...............     (9.41)       3.14        5.19        2.12       3.14
                                                   -------    --------    --------    --------    -------
Less distributions from:
   Net investment income .......................     (0.48)      (0.39)      (0.33)      (0.36)     (0.16)
   Net realized gains ..........................     (1.50)      (4.97)      (0.62)      (1.03)     (0.50)
                                                   -------    --------    --------    --------    -------
Total distributions ............................     (1.98)      (5.36)      (0.95)      (1.39)     (0.66)
                                                   -------    --------    --------    --------    -------
Redemption fees(c) .............................        --(d)       --(d)       --(d)       --(d)      --
                                                   -------    --------    --------    --------    -------
Net asset value, end of year ...................   $  8.81    $  20.20    $  22.42    $  18.18    $ 17.45
                                                   =======    ========    ========    ========    =======
Total return ...................................    (47.28)%     15.09%      28.78%      12.28%     21.28%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ..................................      1.09%       1.07%       1.07%       1.07%      1.16%
Expenses net of waiver and payments by
   affiliates(e) ...............................      0.95%       0.95%       0.95%       0.95%      0.95%
Net investment income ..........................      2.60%       1.34%       1.45%       2.12%      1.34%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $63,617    $135,730    $170,757    $131,567    $97,495
Portfolio turnover rate ........................     23.01%      20.95%      17.30%      24.59%     27.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               10 | Annual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

       FOREIGN SMALLER COMPANIES SERIES                                     INDUSTRY                     SHARES/UNITS     VALUE
       ------------------------------------------------  ----------------------------------------------  ------------  -----------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 88.4%
       AUSTRALIA 4.2%
       Billabong International Ltd. ...................         Textiles, Apparel & Luxury Goods              130,665  $   726,518
       Downer EDI Ltd. ................................          Commercial Services & Supplies               169,732      460,447
(a)    Iluka Resources Ltd. ...........................                Metals & Mining                        365,061    1,199,778
       PaperlinX Ltd. .................................              Paper & Forest Products                  608,161      301,532
                                                                                                                       -----------
                                                                                                                         2,688,275
                                                                                                                       -----------
       BAHAMAS 1.7%
(a)    Steiner Leisure Ltd. ...........................         Diversified Consumer Services                  37,040    1,093,421
                                                                                                                       -----------
       BELGIUM 0.9%
       Barco NV .......................................  Electronic Equipment, Instruments & Components        21,690      542,891
                                                                                                                       -----------
       BRAZIL 2.1%
       Companhia de Saneamento de Minas Gerais ........                Water Utilities                         86,500      702,988
       Lojas Renner SA ................................               Multiline Retail                         90,500      612,717
                                                                                                                       -----------
                                                                                                                         1,315,705
                                                                                                                       -----------
       CANADA 6.9%
       Canaccord Capital Inc. .........................                Capital Markets                        108,300      359,576
       Dorel Industries Inc., B .......................              Household Durables                        54,900    1,263,313
       Linamar Corp. ..................................                Auto Components                         57,890      176,030
(a)    MDS Inc. .......................................        Life Sciences Tools & Services                  84,390      523,623
(a)    Mega Brands Inc. ...............................         Leisure Equipment & Products                   67,800       20,059
       North West Company Fund (Trust Units) ..........           Food & Staples Retailing                     78,750    1,093,750
(a)    Open Text Corp. ................................         Internet Software & Services                   32,100      975,821
                                                                                                                       -----------
                                                                                                                         4,412,172
                                                                                                                       -----------
       CAYMAN ISLANDS 2.2%
(a)    Ju Teng International Holdings Ltd. ............  Electronic Equipment, Instruments & Components     2,910,000      608,268
       Stella International Holdings Ltd. .............         Textiles, Apparel & Luxury Goods              952,500      774,270
                                                                                                                       -----------
                                                                                                                         1,382,538
                                                                                                                       -----------
       CHINA 4.5%
(a)    AAC Acoustic Technologies Holdings Inc. ........             Communications Equipment                1,238,000      555,887
       People's Food Holdings Ltd. ....................                   Food Products                     1,424,000      690,876
       Sinotrans Ltd., H ..............................              Air Freight & Logistics                5,228,000    1,011,845
       Travelsky Technology Ltd., H ...................                    IT Services                      1,423,000      624,268
                                                                                                                       -----------
                                                                                                                         2,882,876
                                                                                                                       -----------
       DENMARK 1.0%
(a)    Vestas Wind Systems AS .........................             Electrical Equipment                       11,230      640,310
                                                                                                                       -----------
       FINLAND 3.2%
       Amer Sports OYJ ................................           Leisure Equipment & Products                 90,200      676,039
       Huhtamaki OYJ ..................................              Containers & Packaging                   141,800      872,427
       Konecranes OYJ .................................                     Machinery                          30,370      512,994
                                                                                                                       -----------
                                                                                                                         2,061,460
                                                                                                                       -----------
       FRANCE 1.1%
       Sperian Protection .............................          Commercial Services & Supplies                11,330      708,567
                                                                                                                       -----------


                               Annual Report | 11

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                                     INDUSTRY                     SHARES/UNITS     VALUE
       ------------------------------------------------  ----------------------------------------------  ------------  -----------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       GERMANY 4.1%
       Celesio AG .....................................         Health Care Providers & Services               30,750  $   829,856
(a)    Jenoptik AG ....................................  Electronic Equipment, Instruments & Components       124,770      868,840
       Rational AG ....................................                Household Durables                       7,770      931,765
                                                                                                                       -----------
                                                                                                                         2,630,461
                                                                                                                       -----------
       HONG KONG 6.3%
       Dah Sing Financial Group .......................                 Commercial Banks                      100,400      257,535
       Hang Lung Group Ltd. ...........................       Real Estate Management & Development            259,000      783,664
       Hopewell Holdings Ltd. .........................       Real Estate Management & Development            280,000      921,266
       Texwinca Holdings Ltd. .........................         Textiles, Apparel & Luxury Goods            1,063,000      452,621
       VTech Holdings Ltd. ............................             Communications Equipment                  212,000      897,216
       Yue Yuen Industrial Holdings Ltd. ..............         Textiles, Apparel & Luxury Goods              366,000      723,481
                                                                                                                       -----------
                                                                                                                         4,035,783
                                                                                                                       -----------
       INDIA 0.9%
       HCL Infosystems Ltd. ...........................                    IT Services                        292,426      544,916
                                                                                                                       -----------
       INDONESIA 0.7%
       PT Indosat Tbk .................................      Diversified Telecommunication Services           887,900      468,388
                                                                                                                       -----------
       JAPAN 7.0%
       Asics Corp. ....................................         Textiles, Apparel & Luxury Goods               49,000      396,719
       Descente Ltd. ..................................         Textiles, Apparel & Luxury Goods              246,900    1,167,409
       Japan Airport Terminal Co. Ltd. ................           Transportation Infrastructure                48,400      654,251
       MEITEC Corp. ...................................               Professional Services                    15,100      260,720
       Sohgo Security Services Co. Ltd. ...............          Commercial Services & Supplies                73,400      764,005
       Takuma Co. Ltd. ................................                     Machinery                         318,000      552,766
       USS Co. Ltd. ...................................                 Specialty Retail                       12,750      676,009
                                                                                                                       -----------
                                                                                                                         4,471,879
                                                                                                                       -----------
       NETHERLANDS 6.8%
       Aalberts Industries NV .........................                     Machinery                          88,078      623,187
       Draka Holding NV ...............................               Electrical Equipment                     33,535      306,673
       Imtech NV ......................................            Construction & Engineering                  59,220      993,688
       OPG Groep NV ...................................         Health Care Providers & Services               70,470      915,420
       Randstad Holding NV ............................               Professional Services                    28,793      585,801
       SBM Offshore NV ................................            Energy Equipment & Services                 37,860      494,933
       USG People NV ..................................               Professional Services                    30,390      391,798
                                                                                                                       -----------
                                                                                                                         4,311,500
                                                                                                                       -----------
       NORWAY 1.8%
       Schibsted ASA ..................................                       Media                            48,580      579,759
       Tomra Systems ASA ..............................          Commercial Services & Supplies               175,930      596,986
                                                                                                                       -----------
                                                                                                                         1,176,745
                                                                                                                       -----------
       RUSSIA 0.4%
(a, b) X 5 Retail Group NV, GDR, Reg S ................             Food & Staples Retailing                   26,698      226,399
                                                                                                                       -----------
       SINGAPORE 1.5%
       Cerebos Pacific Ltd. ...........................                   Food Products                       433,358      922,682
                                                                                                                       -----------
       SOUTH AFRICA 1.8%
       Massmart Holdings Ltd. .........................             Food & Staples Retailing                  124,297    1,118,144
                                                                                                                       -----------


                               12 | Annual Report

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                                     INDUSTRY                     SHARES/UNITS     VALUE
       ------------------------------------------------  ----------------------------------------------  ------------  -----------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       SOUTH KOREA 7.8%
       Bank of Pusan ..................................                 Commercial Banks                      135,980  $   626,606
(a)    Binggrae Co. Ltd. ..............................                   Food Products                        32,120    1,107,543
       Daegu Bank Co. Ltd. ............................                 Commercial Banks                       91,770      486,824
       Halla Climate Control Corp. ....................                  Auto Components                       86,930      499,005
       INTOPS Co. Ltd. ................................  Electronic Equipment, Instruments & Components        25,195      281,274
       People & Telecommunication Inc. ................             Communications Equipment                  114,426      366,471
       Sindo Ricoh Co. ................................                Office Electronics                      15,588      672,641
       Youngone Corp. .................................         Textiles, Apparel & Luxury Goods              184,030      910,679
                                                                                                                       -----------
                                                                                                                         4,951,043
                                                                                                                       -----------
       SPAIN 0.7%
       Sol Melia SA ...................................           Hotels, Restaurants & Leisure                74,738      445,196
                                                                                                                       -----------
       SWEDEN 1.0%
(c)    D. Carnegie & Co. AB ...........................                  Capital Markets                      148,750           --
       Niscayah Group AB ..............................          Commercial Services & Supplies               710,580      604,343
                                                                                                                       -----------
                                                                                                                           604,343
                                                                                                                       -----------
       SWITZERLAND 2.4%
       Verwaltungs- und Privat-Bank AG ................                  Capital Markets                        6,890      903,913
       Vontobel Holding AG ............................                  Capital Markets                       29,730      612,473
                                                                                                                       -----------
                                                                                                                         1,516,386
                                                                                                                       -----------
       TAIWAN 8.3%
       D-Link Corp. ...................................             Communications Equipment                  836,245      585,563
       Giant Manufacturing Co. Ltd. ...................           Leisure Equipment & Products                497,400    1,106,345
       KYE Systems Corp. ..............................              Computers & Peripherals                  970,633      487,167
       Pihsiang Machinery Manufacturing Co. Ltd. ......         Health Care Equipment & Supplies              702,000      957,419
       Simplo Technology Co. Ltd. .....................              Computers & Peripherals                  340,350      824,525
(a)    Ta Chong Bank Ltd. .............................                 Commercial Banks                    2,947,000      399,227
       Test-Rite International Co. Ltd. ...............                   Distributors                      1,939,972      893,778
                                                                                                                       -----------
                                                                                                                         5,254,024
                                                                                                                       -----------
       THAILAND 3.5%
       Bank of Ayudhya Public Co. Ltd., NVDR ..........                 Commercial Banks                    2,081,900      556,610
       Glow Energy Public Co. Ltd., fgn. ..............   Independent Power Producers & Energy Traders      1,071,600      693,143
       Preuksa Real Estate Co. Ltd., fgn. .............       Real Estate Management & Development          2,312,600      291,194
       Total Access Communication Public Co. Ltd.,
          fgn. ........................................        Wireless Telecommunication Services            812,800      715,264
                                                                                                                       -----------
                                                                                                                         2,256,211
                                                                                                                       -----------
       UNITED KINGDOM 5.6%
       Bodycote PLC ...................................                     Machinery                         241,897      434,562
       Burberry Group PLC .............................         Textiles, Apparel & Luxury Goods              114,380      370,451
       Electrocomponents PLC ..........................  Electronic Equipment, Instruments & Components       153,410      316,489
       Future PLC .....................................                       Media                           952,620      253,921
       GAME Group PLC .................................                 Specialty Retail                      391,400      726,007
       John Wood Group PLC ............................            Energy Equipment & Services                 78,920      216,990
       Kingfisher PLC .................................                 Specialty Retail                      299,740      591,010
       Melrose PLC ....................................                     Machinery                         313,092      394,410


                               Annual Report | 13

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                                     INDUSTRY                     SHARES/UNITS     VALUE
       ------------------------------------------------  ----------------------------------------------  ------------  -----------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       UNITED KINGDOM (CONTINUED)
       New Star Asset Management Group Ltd. ...........                   Capital Markets                     295,952  $     8,126
       Yule Catto & Co. PLC ...........................                      Chemicals                        315,020      257,657
                                                                                                                       -----------
                                                                                                                         3,569,623
                                                                                                                       -----------
       TOTAL COMMON STOCKS AND OTHER EQUITY
          INTERESTS (COST $79,638,412) ................                                                                 56,231,938
                                                                                                                       -----------
       PREFERRED STOCKS (COST $296,797) 0.6%
       GERMANY 0.6%
       Hugo Boss AG, pfd. .............................         Textiles, Apparel & Luxury Goods               21,430      416,222
                                                                                                                       -----------
       TOTAL INVESTMENTS
          (COST $79,935,209) 89.0% ....................                                                                 56,648,160
       OTHER ASSETS, LESS LIABILITIES 11.0% ...........                                                                  6,969,100
                                                                                                                       -----------
       NET ASSETS 100.0% ..............................                                                                $63,617,260
                                                                                                                       ===========

See Abbreviations on page 25.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2008, the value of this security was $226,399, representing 0.36% of net assets.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the value of this security was $0.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

                                                     FOREIGN SMALLER
                                                    COMPANIES SERIES
                                                    ----------------
Assets:
   Investments in securities:
      Cost ......................................     $ 79,935,209
                                                      ============
      Value .....................................     $ 56,648,160
   Cash .........................................        7,490,125
   Foreign currency, at value (cost $1,256) .....            1,642
   Receivables:
      Investment securities sold ................          262,125
      Capital shares sold .......................           40,440
      Dividends .................................          149,838
                                                      ------------
         Total assets ...........................       64,592,330
                                                      ------------
Liabilities:
   Payables:
      Capital shares redeemed ...................          885,270
      Affiliates ................................           38,446
   Accrued expenses and other liabilities .......           51,354
                                                      ------------
         Total liabilities ......................          975,070
                                                      ------------
            Net assets, at value ................     $ 63,617,260
                                                      ============
Net assets consist of:
   Paid-in capital ..............................     $ 92,660,534
   Undistributed net investment income ..........           91,688
   Net unrealized appreciation (depreciation) ...      (23,296,027)
   Accumulated net realized gain (loss) .........       (5,838,935)
                                                      ------------
            Net assets, at value ................     $ 63,617,260
                                                      ============
   Shares outstanding ...........................        7,219,803
                                                      ============
   Net asset value per share(a) .................     $       8.81
                                                      ============

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

                                                              FOREIGN SMALLER
                                                             COMPANIES SERIES
                                                             ----------------
Investment income:
   Dividends (net of foreign taxes of $369,933)...........     $  3,676,092
   Interest...............................................          135,764
                                                               ------------
            Total investment income.......................        3,811,856
                                                               ------------
Expenses:
   Management fees (Note 3a)..............................          806,616
   Administrative fees (Note 3b)..........................          215,097
   Transfer agent fees (Note 3c)..........................           16,594
   Custodian fees (Note 4)................................           39,697
   Reports to shareholders................................           14,990
   Registration and filing fees...........................           28,302
   Professional fees......................................           30,212
   Trustees' fees and expenses............................           10,011
   Other..................................................           16,897
                                                               ------------
      Total expenses......................................        1,178,416
      Expense reductions (Note 4).........................           (5,096)
      Expenses waived/paid by affiliates (Note 3d)........         (151,428)
                                                               ------------
         Net expenses.....................................        1,021,892
                                                               ------------
            Net investment income.........................        2,789,964
                                                               ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments.........................................        1,748,060
      Foreign currency transactions.......................         (167,582)
                                                               ------------
         Net realized gain (loss).........................        1,580,478
                                                               ------------
   Net change in unrealized appreciation
     (depreciation) on:
   Investments............................................      (67,517,868)
      Translation of other assets and liabilities
         denominated in foreign currencies................          (13,138)
                                                               ------------
         Net change in unrealized appreciation
         (depreciation)...................................      (67,531,006)
                                                               ------------
Net realized and unrealized gain (loss)...................      (65,950,528)
                                                               ------------
Net increase (decrease) in net assets resulting from
   operations.............................................     $(63,160,564)
                                                               ============

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOREIGN SMALLER COMPANIES SERIES
                                                                         YEAR ENDED DECEMBER 31,
                                                                    --------------------------------
                                                                        2008               2007
                                                                    --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income......................................     $  2,789,964    $  2,005,398
      Net realized gain (loss) from investments and foreign
         currency transactions...................................        1,580,478      30,293,153
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and liabilities
         denominated in foreign currencies.......................      (67,531,006)    (12,858,499)
                                                                      ------------    ------------
         Net increase (decrease) in net assets resulting
               from operations...................................      (63,160,564)     19,440,052
                                                                      ------------    ------------
   Distributions to shareholders from:
      Net investment income......................................       (3,045,712)     (2,190,031)
      Net realized gains.........................................       (9,591,312)    (27,624,200)
                                                                      ------------    ------------
   Total distributions to shareholders...........................      (12,637,024)    (29,814,231)
                                                                      ------------    ------------
   Capital share transactions: (Note 2)..........................        3,684,900     (24,652,937)
                                                                      ------------    ------------
   Redemption fees...............................................               99              10
                                                                      ------------    ------------
         Net increase (decrease) in net assets...................      (72,112,589)    (35,027,106)
Net assets:
   Beginning of year.............................................      135,729,849     170,756,955
                                                                      ------------    ------------
   End of year...................................................     $ 63,617,260    $135,729,849
                                                                      ============    ============
Undistributed net investment income included in net assets:
   End of year...................................................     $     91,688    $    309,079
                                                                      ============    ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Foreign Smaller Companies Series (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.


                               18 | Annual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               Annual Report | 19

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               20 | Annual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                           2008                        2007
                                -------------------------   -------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                ----------   ------------   ----------   ------------
Shares sold .................    2,570,880   $ 28,792,534      417,004   $ 10,235,055
Shares issued in reinvestment
   of distributions .........      982,160      9,601,409    1,265,199     24,546,890
Shares redeemed .............   (3,051,880)   (34,709,043)  (2,581,541)   (59,434,882)
                                ----------   ------------   ----------   ------------
Net increase (decrease) .....      501,160   $  3,684,900     (899,338)  $(24,652,937)
                                ==========   ============   ==========   ============


                               Annual Report | 21

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                        NET ASSETS
----------   -------------------------------------------------
  0.750%     Up to and including $1 billion
  0.730%     Over $1 billion, up to and including $5 billion
  0.710%     Over $5 billion, up to and including $10 billion
  0.690%     Over $10 billion, up to and including $15 billion
  0.670%     Over $15 billion, up to and including $20 billion
  0.650%     In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $16,594, of which $9,547 was retained by Investor Services.

D. WAIVERS AND EXPENSE REIMBURSEMENTS

FT Services and TIC have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived are not subject to reimbursement by the Fund. After April 30, 2009, FT Services and TIC may discontinue this waiver at any time upon notice to the Trust's Board of Trustees.


                               22 | Annual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $5,531,195 and $206,945 respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                   2008          2007
                               -----------   -----------
Distributions paid from:
   Ordinary income .........   $ 3,368,790   $ 3,862,682
   Long term capital gain ..     9,268,234    25,951,549
                               -----------   -----------
                               $12,637,024   $29,814,231
                               ===========   ===========

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $ 80,036,004
                                                            ============
Unrealized appreciation .................................   $  6,418,607
Unrealized depreciation .................................    (29,806,451)
                                                            ------------
Net unrealized appreciation (depreciation) ..............   $(23,387,844)
                                                            ============
Distributable earnings - undistributed ordinary income ..   $     91,876
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                               Annual Report | 23

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $23,236,154 and $33,416,695, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                                 LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               -----------   ----------   -------   -----------
ASSETS:
   Investments in Securities   $52,176,281   $4,471,879     $--     $56,648,160


                               24 | Annual Report

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

GDR -  Global Depository Receipt
NVDR - Non-Voting Depository Receipt


                               Annual Report | 25

Templeton Institutional Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS - FOREIGN SMALLER COMPANIES SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Smaller Companies Series (one of the funds constituting Templeton Institutional Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009


                               26 | Annual Report

Templeton Institutional Funds

TAX DESIGNATION (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $9,268,234 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $323,078 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,124,940 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $92,248 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

Record Date: 12/16/08

                  FOREIGN TAX      FOREIGN            FOREIGN
                      PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
                   PER SHARE      PER SHARE          PER SHARE
                  -----------   -------------   -------------------
Fund Shares ...     $0.0586        $0.4862            $0.2546

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 27

Templeton Institutional Funds

FOREIGN SMALLER COMPANIES SERIES

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               28 | Annual Report

Templeton Institutional Funds

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF        COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED        BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------   -----------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992           138                  Bar-S Foods (meat packing
500 East Broward Blvd.                                                                       company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).

ANN TORRE BATES (1958)           Trustee           Since 2008           30                   SLM Corporation (Sallie Mae)
500 East Broward Blvd.                                                                       and Allied Capital
Suite 2100                                                                                   Corporation (financial
Fort Lauderdale, FL 33394-3091                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1990           23                   Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                       company), Victory Nickel Inc.
Suite 2100                                                                                   (mineral exploration) and
Fort Lauderdale, FL 33394-3091                                                               ABACO Markets Limited (retail
                                                                                             distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead              Trustee since        138                  Hess Corporation (exploration
500 East Broward Blvd.           Independent       1996 and Lead                             and refining of oil and gas),
Suite 2100                       Trustee           Independent                               H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                     Trustee since 2007                        foods and allied products),
                                                                                             RTI International Metals,
                                                                                             Inc. (manufacture and
                                                                                             distribution of titanium),
                                                                                             Canadian National Railway
                                                                                             (railroad) and White
                                                                                             Mountains Insurance Group,
                                                                                             Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).


                               Annual Report | 29

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF        COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED        BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------   -----------------------------
DAVID W. NIEMIEC (1949)          Trustee           Since 2005           23                   Emeritus Corporation
500 East Broward Blvd.                                                                       (assisted living) and OSI
Suite 2100                                                                                   Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                               (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC
Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking)
(1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           138                  Hess Corporation (exploration
500 East Broward Blvd.                                                                       and refining of oil and gas)
Suite 2100                                                                                   and Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                               service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005           145                  None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1990           23                   None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

                                                                                             El Oro and Exploration Co.,
ROBERT E. WADE (1946)            Trustee           Since 2007           37                   p.l.c. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               30 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF        COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED        BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------   -----------------------------
**CHARLES B. JOHNSON             Trustee,          Trustee and Vice     138                  None
(1933)                           Chairman of       President since
One Franklin Parkway             the Board and     1993 and
San Mateo, CA 94403-1906         Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON             Trustee           Since 2007           92                   None
(1961)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)          Chief             Since                Not Applicable       Not Applicable
One Franklin Parkway             Executive         December 2008
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors
Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable       Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance
                                 Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable       Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President,
Franklin Templeton Services, LLC (1997-2003).


                               Annual Report | 31

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF        COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED        BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------   -----------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable       Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable       Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR.           Vice President    Since 1996           Not Applicable       Not Applicable
(1940)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

MARK MOBIUS (1936)               Vice President    Since 1993           Not Applicable       Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central, Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust
Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).

GARY P. MOTYL (1952)             President and     Since 2005           Not Applicable       Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in
Franklin Templeton Investments.


                               32 | Annual Report

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF        COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED        BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------   -----------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable       Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) 321-8563 TO REQUEST THE SAI.


                               Annual Report | 33

Templeton Institutional Funds

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               34 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)
600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS
Foreign Smaller Companies Series

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT458 A2008 02/09


DECEMBER 31, 2008

                                    (GRAPHIC)

Global Equity Series

                                                                   ANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS


                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT
TIF Global Equity Series .................................................    1
Performance Summary ......................................................    6
Your Fund's Expenses .....................................................    8
Financial Highlights and Statement of Investments ........................   10
Financial Statements .....................................................   16
Notes to Financial Statements ............................................   19
Report of Independent Registered Public Accounting Firm ..................   27
Tax Designation ..........................................................   28
Board Members and Officers ...............................................   30
Shareholder Information ..................................................   35

Annual Report

TIF Global Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This inaugural annual report for Templeton Institutional Funds (TIF) Global Equity Series (Fund) covers the period since inception on March 31, 2008, through December 31, 2008.

PERFORMANCE OVERVIEW

For the period under review, the Fund had a -31.75% cumulative total return. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which had a - 35.97% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                   (BAR CHART)

Europe                                      43.0%
North America                               33.2%
Asia                                        11.8%
Latin America & Caribbean                    2.0%
Middle East & Africa                         0.6%
Australia & New Zealand                      0.2%
Short-Term Investments & Other Net Assets    9.2%

rather undertake investments on the basis of fundamental research. You can find the Fund's performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the period. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to a target range of 0% to 0.25% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's


                                2 | Annual Report
currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 12.95% relative to most currencies during the period under review.(2)

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the period under review with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth, fundamental, internal research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The global financial sector, the epicenter of the market and credit crises, declined by almost 50% during the reporting period. Yet, the materials sector performed worse. Materials and energy-related stocks provided positive returns during the earlier part of the period. However, materials and energy stocks, along with the underlying commodities, experienced a sharp downturn in the period's second half. Most sectors were negatively impacted by the global market downturn; however, the health care, consumer staples and utilities sectors declined less and lived up to their "defensive" reputations.

Because consumer staples held up better than the benchmark index, the Fund's underweighted allocation in the sector negatively impacted relative performance.(3) The Fund was underweighted in this sector as we did not find valuations attractive and, in our analysis, we believed fundamentals were beginning to deteriorate.

Another area that detracted from relative Fund performance was the telecommunication services sector.(4) We continued to hold an overweighted position in telecommunications because we found opportunities to purchase businesses with what we believed were solid balance sheets, desirable products and growing global presence at largely discounted prices to future value potential.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                   (BAR CHART)

Pharmaceuticals                             14.1%
Diversified Telecommunication Services       8.2%
Oil, Gas & Consumable Fuels                  7.3%
Software                                     6.0%
Insurance                                    5.6%
Multi-Utilities                              5.1%
Food Products                                4.1%
Wireless Telecommunication Services          3.5%
Electric Utilities                           3.0%
Commercial Banks                             2.8%
Food & Staples Retailing                     2.7%
Health Care Providers & Services             2.6%
Capital Markets                              2.3%
Semiconductors & Semiconductor Equipment     2.3%
Health Care Equipment & Supplies             2.2%
Other                                       19.0%
Short-Term Investments & Other Net Assets    9.2%

(2.) Source: Federal Reserve H10 report.

(3.) The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI.

(4.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/08

COMPANY                                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                 NET ASSETS
------------------------                                 ----------
Quest Diagnostics Inc.                                      2.2%
   HEALTH CARE PROVIDERS & SERVICES, U.S.
Telefonica SA, ADR                                          2.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
France Telecom SA                                           2.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES, FRANCE
Microsoft Corp.                                             2.1%
   SOFTWARE, U.S.
PG&E Corp.                                                  2.1%
   MULTI-UTILITIES, U.S.
Sanofi-Aventis                                              2.0%
   PHARMACEUTICALS, FRANCE
Novartis AG                                                 2.0%
   PHARMACEUTICALS, SWITZERLAND
GlaxoSmithKline PLC                                         1.8%
   PHARMACEUTICALS, U.K.
Nestle SA                                                   1.8%
   FOOD PRODUCTS, SWITZERLAND
Taiwan Semiconductor Manufacturing Co. Ltd.                 1.7%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the period ended December 31, 2008, the U.S. dollar appreciated in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure.

We continued to favor the health care sector, which performed better than most sectors during the period under review.(5) Thus, the Fund's overweighted position and stock selection in health care benefited relative performance. The Fund's overweighting reflects our contrarian view relative to a market that has largely focused on the negatives facing pharmaceutical companies: challenging pricing, political headwinds and insurmountable competition from cheaper generics. In our analysis, health care stocks were attractive based on bargain valuations, high free cash-flow yields and revenue growth potential from an aging global population.

The Fund's valuation philosophy led us away from investment banks and brokerages, the financials sector's most leveraged industries, which we believed had high multiples, balance sheet opacity and uncertain earnings.(6) Thus, our stock selection and underweighted exposure in financials boosted relative Fund performance. We remained cautious of the sector overall despite buying some of what we considered well-capitalized financial firms we believed could profit from industry consolidation.

Our bottom-up research did not uncover many opportunities in the materials sector, contributing to the Fund's underweighting in the sector.(7) Although our underweighted position hurt the Fund when materials stock prices rose earlier in the period, the materials sector allocation helped relative performance for the period as these stocks declined sharply. We monitored the situation closely and sought proper re-entry points, but we did not find compelling valuations in the materials sector by period-end.

(5.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

(6.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

(7.) The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.


                                4 | Annual Report

Thank you for your participation in TIF Global Equity Series. We look forward to serving your future investment needs.

(PHOTO OF NEIL DEVLIN)


/s/ Neil Devlin
-------------------------------------
Neil Devlin, CFA
Portfolio Manager
TIF Global Equity Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 5

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TGESX                               CHANGE   12/31/08   3/31/08
-------------                               ------   --------   -------
Net Asset Value (NAV)                       -$3.27     $6.73     $10.00
DISTRIBUTIONS (3/31/08-12/31/08)
Dividend Income                   $0.0955

PERFORMANCE(1)

                                              INCEPTION
                                              (3/31/08)
                                              ---------
Cumulative Total Return(2)                      -31.75%
Aggregate Total Return(3)                       -31.75%
Value of $1,000,000 Investment(4)             $682,539
   Total Annual Operating Expenses(5)
      Without waiver                   1.18%
      With waiver                      0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT FTINSTITUTIONAL.COM OR CALL (800) 321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.81% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                               6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

3/31/08-12/31/08
$ Millions

                              (PERFORMANCE GRAPH)

                           USD                          USD
                 TIF GLOBAL EQUITY SERIES   MSCI ALL COUNTRY WORLD INDEX
                        31-MAR-08                    31-MAR-08
INCEPTION DATE             NET                         GROSS
CALENDAR MONTH            12332                        BM0045
--------------   ------------------------   ----------------------------
    Mar-08             1,000,000.00                 1,000,000.00
    Apr-08             1,009,998.71                 1,056,517.21
    May-08             1,020,000.73                 1,074,229.62
    Jun-08               941,000.13                   986,384.88
    Jul-08               920,000.19                   961,078.35
    Aug-08               909,001.68                   940,786.02
    Sep-08               820,003.26                   823,578.80
    Oct-08               684,002.97                   660,589.34
    Nov-08               650,001.43                   617,608.14
    Dec-08               682,538.77                   640,297.00

AGGREGATE TOTAL RETURN

                           12/31/08
                           --------
Since Inception (3/31/08)   -31.75%

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager had not waived fees, the Fund's total return would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the period indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) This figure represents the value of a hypothetical $1,000,000 investment in the Fund over the period indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                               Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
Actual                                           $1,000           $  725.30              $3.51
Hypothetical (5% return before expenses)         $1,000           $1,021.06              $4.12

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.81%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 9

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

GLOBAL EQUITY SERIES

                                                                PERIOD ENDED
                                                            DECEMBER 31, 2008(a)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................         $ 10.00
                                                                  -------
Income from investment operations(b):
   Net investment income(c) .............................            0.14
   Net realized and unrealized gains (losses) ...........           (3.31)
                                                                  -------
Total from investment operations ........................           (3.17)
                                                                  -------
Less distributions from net investment income ...........           (0.10)
                                                                  -------
Net asset value, end of period ..........................         $  6.73
                                                                  =======
Total return(d) .........................................          (31.75)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates .......            1.05%
Expenses net of waiver and payments by affiliates(f) ....            0.81%
Net investment income ...................................            2.26%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................         $95,152
Portfolio turnover rate .................................           21.68%

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               10 | Annual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

GLOBAL EQUITY SERIES                                                      INDUSTRY                      SHARES/RIGHTS       VALUE
--------------------                                   ----------------------------------------------   -------------   ------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS 89.6%
    AUSTRALIA 0.2%
    Alumina Ltd. ...................................                  Metals & Mining                         207,960   $    204,744
                                                                                                                        ------------
    AUSTRIA 1.3%
    Telekom Austria AG .............................      Diversified Telecommunication Services               86,420      1,244,663
                                                                                                                        ------------
    BRAZIL 0.9%
    Companhia Vale do Rio Doce, ADR ................                  Metals & Mining                          68,470        829,172
                                                                                                                        ------------
    CANADA 1.5%
    George Weston Ltd. .............................             Food & Staples Retailing                       6,000        295,611
    Loblaw Cos. Ltd. ...............................             Food & Staples Retailing                      38,200      1,097,842
                                                                                                                        ------------
                                                                                                                           1,393,453
                                                                                                                        ------------
    CHINA 1.3%
    China Telecom Corp. Ltd., H ....................      Diversified Telecommunication Services            2,012,000        750,262
(a) Shanghai Electric Group Co. Ltd. ...............                 Electrical Equipment                   1,164,000        471,596
                                                                                                                        ------------
                                                                                                                           1,221,858
                                                                                                                        ------------
    FRANCE 9.4%
    AXA SA .........................................                     Insurance                             56,060      1,242,069
    Compagnie Generale des Etablissements
       Michelin, B .................................                  Auto Components                           9,140        480,162
    Electricite de France ..........................                Electric Utilities                         18,580      1,078,187
    France Telecom SA ..............................      Diversified Telecommunication Services               74,100      2,068,136
    GDF Suez .......................................                  Multi-Utilities                           9,219        455,372
    Sanofi-Aventis .................................                  Pharmaceuticals                          30,260      1,920,990
(a) Suez Environnement SA ..........................                  Multi-Utilities                           2,417         40,726
    Total SA, B ....................................            Oil, Gas & Consumable Fuels                    12,200        663,776
    Vivendi SA .....................................                       Media                               30,050        977,570
                                                                                                                        ------------
                                                                                                                           8,926,988
                                                                                                                        ------------
    GERMANY 6.4%
    Bayerische Motoren Werke AG ....................                    Automobiles                             5,770        177,258
    Celesio AG .....................................         Health Care Providers & Services                  12,790        345,166
    Deutsche Post AG ...............................              Air Freight & Logistics                      62,520      1,032,014
    E.ON AG ........................................                Electric Utilities                         21,020        823,571
(a) Infineon Technologies AG .......................     Semiconductors & Semiconductor Equipment             154,470        205,412
    Merck KGaA .....................................                  Pharmaceuticals                          12,890      1,162,914
    Muenchener Rueckversicherungs-
       Gesellschaft AG .............................                     Insurance                              4,630        709,241
    SAP AG .........................................                     Software                              31,930      1,118,202
    Siemens AG .....................................             Industrial Conglomerates                       7,240        534,430
                                                                                                                        ------------
                                                                                                                           6,108,208
                                                                                                                        ------------
HONG KONG 0.6%
Cheung Kong (Holdings) Ltd. ........................       Real Estate Management & Development                62,000        586,385
                                                                                                                        ------------


                               Annual Report | 11

Templeton Institutional Funds

GLOBAL EQUITY SERIES                                                      INDUSTRY                      SHARES/RIGHTS       VALUE
--------------------                                   ----------------------------------------------   -------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    INDIA 1.2%
    Housing Development Finance Corp. Ltd. .........             Thrifts & Mortgage Finance                     6,117   $    187,152
    ICICI Bank Ltd., ADR ...........................                  Commercial Banks                         35,910        691,268
    Satyam Computer Services Ltd. ..................                    IT Services                            80,273        280,922
                                                                                                                        ------------
                                                                                                                           1,159,342
                                                                                                                        ------------
    ISRAEL 0.6%
(a) Check Point Software Technologies Ltd. .........                      Software                             28,080        533,239
                                                                                                                        ------------
    ITALY 0.8%
    Eni SpA ........................................            Oil, Gas & Consumable Fuels                    28,053        656,652
    UniCredit SpA ..................................                  Commercial Banks                         38,900         94,917
                                                                                                                        ------------
                                                                                                                             751,569
                                                                                                                        ------------
    JAPAN 4.2%
    EBARA Corp. ....................................                     Machinery                            301,000        699,798
    FUJIFILM Holdings Corp. ........................   Electronic Equipment, Instruments & Components          17,600        392,579
    Mitsubishi UFJ Financial Group Inc. ............                  Commercial Banks                          6,400         40,192
    Nintendo Co. Ltd. ..............................                      Software                              1,400        534,570
    Nomura Holdings Inc. ...........................                  Capital Markets                          23,800        198,003
    Olympus Corp. ..................................          Health Care Equipment & Supplies                 40,000        800,081
    Takeda Pharmaceutical Co. Ltd. .................                  Pharmaceuticals                          19,000        989,504
    Toyota Motor Corp. .............................                    Automobiles                            11,400        376,553
                                                                                                                        ------------
                                                                                                                           4,031,280
                                                                                                                        ------------
    NETHERLANDS 1.6%
    ING Groep NV ...................................           Diversified Financial Services                   3,070         31,466
    Koninklijke Philips Electronics NV .............              Industrial Conglomerates                     21,240        410,750
    SBM Offshore NV ................................            Energy Equipment & Services                    20,100        262,761
    Unilever NV ....................................                   Food Products                           34,430        834,808
                                                                                                                        ------------
                                                                                                                           1,539,785
                                                                                                                        ------------
    NORWAY 1.3%
    Aker Solutions ASA .............................            Energy Equipment & Services                    18,730        121,189
    Telenor ASA ....................................       Diversified Telecommunication Services             166,160      1,106,164
                                                                                                                        ------------
                                                                                                                           1,227,353
                                                                                                                        ------------
    PORTUGAL 0.7%
    Banco Espirito Santo SA ........................                  Commercial Banks                         75,660        707,771
                                                                                                                        ------------
    RUSSIA 0.9%
    Gazprom, ADR ...................................            Oil, Gas & Consumable Fuels                    64,040        908,087
                                                                                                                        ------------
    SINGAPORE 1.2%
    DBS Group Holdings Ltd. ........................                  Commercial Banks                         65,000        382,060
(a) DBS Group Holdings Ltd., rts., 1/20/09 .........                  Commercial Banks                         32,500         68,063
(a) Flextronics International Ltd. .................   Electronic Equipment, Instruments & Components          34,420         88,115
    Singapore Telecommunications Ltd. ..............       Diversified Telecommunication Services             336,004        598,122
                                                                                                                        ------------
                                                                                                                           1,136,360
                                                                                                                        ------------


                               12 | Annual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES                                                      INDUSTRY                      SHARES/RIGHTS       VALUE
--------------------                                   ----------------------------------------------   -------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    SOUTH KOREA 1.4%
(b) Hyundai Motor Co., GDR, 144A ...................                  Automobiles                               5,800   $     90,697
    Samsung Electronics Co. Ltd. ...................     Semiconductors & Semiconductor Equipment               1,060        378,511
    SK Telecom Co. Ltd., ADR .......................        Wireless Telecommunication Services                48,240        877,003
                                                                                                                        ------------
                                                                                                                           1,346,211
                                                                                                                        ------------
    SPAIN 3.0%
    Iberdrola SA, Br. ..............................                Electric Utilities                         21,208        193,945
    Repsol YPF SA ..................................            Oil, Gas & Consumable Fuels                    26,847        566,856
    Telefonica SA, ADR .............................      Diversified Telecommunication Services               31,030      2,091,112
                                                                                                                        ------------
                                                                                                                           2,851,913
                                                                                                                        ------------
    SWITZERLAND 6.5%
    Adecco SA ......................................               Professional Services                        2,770         92,809
    Lonza Group AG .................................          Life Sciences Tools & Services                    7,370        673,231
    Nestle SA ......................................                   Food Products                           44,150      1,719,862
    Novartis AG ....................................                  Pharmaceuticals                          38,590      1,904,385
    Roche Holding AG ...............................                  Pharmaceuticals                           4,370        664,973
    Swiss Reinsurance Co. ..........................                     Insurance                             23,380      1,101,240
                                                                                                                        ------------
                                                                                                                           6,156,500
                                                                                                                        ------------
    TAIWAN 1.8%
    Compal Electronics Inc. ........................              Computers & Peripherals                     309,540        162,916
    Taiwan Semiconductor Manufacturing Co. Ltd. ....     Semiconductors & Semiconductor Equipment           1,159,818      1,571,195
                                                                                                                        ------------
                                                                                                                           1,734,111
                                                                                                                        ------------
    TURKEY 1.1%
    Turkcell Iletisim Hizmetleri AS, ADR ...........        Wireless Telecommunication Services                69,190      1,008,790
                                                                                                                        ------------
    UNITED KINGDOM 9.9%
    BAE Systems PLC ................................                Aerospace & Defense                       106,720        587,240
    BG Group PLC ...................................            Oil, Gas & Consumable Fuels                    16,220        226,714
    BP PLC .........................................            Oil, Gas & Consumable Fuels                    82,670        635,111
    Cadbury PLC ....................................                   Food Products                           95,019        840,313
    GlaxoSmithKline PLC ............................                  Pharmaceuticals                          93,440      1,753,006
    Premier Foods PLC ..............................                   Food Products                           75,280         33,810
    Rexam PLC ......................................              Containers & Packaging                       77,070        395,101
    Royal Bank of Scotland Group PLC ...............                 Commercial Banks                         742,570        535,773
    Royal Dutch Shell PLC, B, ADR ..................            Oil, Gas & Consumable Fuels                    27,970      1,438,497
    Tesco PLC ......................................             Food & Staples Retailing                     221,230      1,163,223
    Unilever PLC ...................................                   Food Products                           19,050        439,333
    Vodafone Group PLC .............................        Wireless Telecommunication Services               696,840      1,414,700
                                                                                                                        ------------
                                                                                                                           9,462,821
                                                                                                                        ------------
    UNITED STATES 31.8%
    Accenture Ltd., A ..............................                    IT Services                            26,800        878,772
    ACE Ltd. .......................................                     Insurance                             16,300        862,596
    American Express Co. ...........................                 Consumer Finance                          27,370        507,714
(a) Amgen Inc. .....................................                   Biotechnology                           22,690      1,310,348
    Bank of America Corp. ..........................          Diversified Financial Services                    9,670        136,154
    The Bank of New York Mellon Corp. ..............                  Capital Markets                          42,570      1,206,008


                               Annual Report | 13

Templeton Institutional Funds

GLOBAL EQUITY SERIES                                                      INDUSTRY                      SHARES/RIGHTS       VALUE
--------------------                                   ----------------------------------------------   -------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    UNITED STATES (CONTINUED)
    Bristol-Myers Squibb Co. .......................                  Pharmaceuticals                          34,540   $    803,055
(a) Cisco Systems Inc. .............................             Communications Equipment                      49,150        801,145
    CMS Energy Corp. ...............................                  Multi-Utilities                         109,200      1,104,012
    Comcast Corp., A ...............................                       Media                               30,050        485,308
    The Cooper Cos. Inc. ...........................         Health Care Equipment & Supplies                  21,470        352,108
    Covidien Ltd. ..................................         Health Care Equipment & Supplies                  25,000        906,000
    Cytec Industries Inc. ..........................                     Chemicals                              6,700        142,174
(a) Dr. Pepper Snapple Group Inc. ..................                     Beverages                             59,433        965,786
    E. I. du Pont de Nemours and Co. ...............                     Chemicals                              7,800        197,340
    El Paso Corp. ..................................            Oil, Gas & Consumable Fuels                   115,230        902,251
    General Electric Co. ...........................             Industrial Conglomerates                      23,880        386,856
    Great Plains Energy Inc. .......................                Electric Utilities                         39,534        764,192
    Invesco Ltd. ...................................                  Capital Markets                          16,920        244,325
    JPMorgan Chase & Co. ...........................          Diversified Financial Services                    2,910         91,752
    Legg Mason Inc. ................................                  Capital Markets                          24,100        528,031
    Merck & Co. Inc. ...............................                  Pharmaceuticals                          38,930      1,183,472
    Microsoft Corp. ................................                     Software                             104,740      2,036,146
    News Corp., A ..................................                       Media                               11,770        106,989
    NiSource Inc. ..................................                  Multi-Utilities                         113,650      1,246,741
(a) Oracle Corp. ...................................                     Software                              86,080      1,526,198
    Pfizer Inc. ....................................                  Pharmaceuticals                          88,470      1,566,804
    PG&E Corp. .....................................                  Multi-Utilities                          52,150      2,018,726
    Progressive Corp. ..............................                     Insurance                             58,810        870,976
    Quest Diagnostics Inc. .........................         Health Care Providers & Services                  40,750      2,115,332
    Seagate Technology .............................              Computers & Peripherals                      43,810        194,078
    Target Corp. ...................................                 Multiline Retail                          29,740      1,026,922
    Torchmark Corp. ................................                      Insurance                            12,310        550,257
    Tyco Electronics Ltd. ..........................   Electronic Equipment, Instruments & Components          10,480        169,881
    United Parcel Service Inc., B ..................               Air Freight & Logistics                      9,950        548,842
(a) Watson Pharmaceuticals Inc. ....................                   Pharmaceuticals                         56,470      1,500,408
                                                                                                                        ------------
                                                                                                                          30,237,699
                                                                                                                        ------------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $115,451,172) .........................                                                                      85,308,302
                                                                                                                        ------------
    PREFERRED STOCKS 1.2%
    BRAZIL 1.2%
    Banco Bradesco SA, ADR, pfd. ...................                 Commercial Banks                          17,420        171,935
    Petroleo Brasileiro SA, ADR, pfd. ..............            Oil, Gas & Consumable Fuels                    46,990        959,066
                                                                                                                        ------------
    TOTAL PREFERRED STOCKS
       (COST $1,307,322) ...........................                                                                       1,131,001
                                                                                                                        ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $116,758,494) .........................                                                                      86,439,303
                                                                                                                        ------------


                               14 | Annual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------                                                                                 ----------------   ------------
    SHORT TERM INVESTMENTS 7.9%
    TIME DEPOSITS 7.9%
    UNITED STATES 7.9%
    Dresdner Bank AG, 0.01%, 1/02/09 ...............                                                 $      4,000,000   $  4,000,000
    Paribas Corp., 0.01%, 1/02/09 ..................                                                        3,470,000      3,470,000
                                                                                                                        ------------
    TOTAL TIME DEPOSITS
       (COST $7,470,000) ...........................                                                                       7,470,000
                                                                                                                        ------------
    TOTAL INVESTMENTS
       (COST $124,228,494) 98.7% ...................                                                                      93,909,303
    OTHER ASSETS, LESS LIABILITIES 1.3% ............                                                                       1,243,086
                                                                                                                        ------------
    NET ASSETS 100.0% ..............................                                                                    $ 95,152,389
                                                                                                                        ------------

See Abbreviations on page 26.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2008, the value of this security was $90,697, representing 0.10% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

                                                                       GLOBAL
                                                                   EQUITY SERIES
                                                                   -------------
Assets:
   Investments in securities:
      Cost .....................................................   $124,228,494
                                                                   ============
      Value ....................................................   $ 93,909,303
   Cash ........................................................          4,079
   Receivables:
      Capital shares sold ......................................      1,200,000
      Dividends ................................................        175,793
   Offering costs ..............................................          8,670
                                                                   ------------
         Total assets ..........................................     95,297,845
                                                                   ------------
Liabilities:
   Payables:
      Investment securities purchased ..........................          9,559
      Affiliates ...............................................         85,888
      Custodian fees ...........................................          8,650
      Reports to shareholders ..................................          7,914
      Professional fees ........................................         30,475
   Accrued expenses and other liabilities ......................          2,970
                                                                   ------------
         Total liabilities .....................................        145,456
                                                                   ------------
            Net assets, at value ...............................   $ 95,152,389
                                                                   ============
Net assets consist of:
   Paid-in capital .............................................   $133,934,667
   Undistributed net investment income .........................        141,706
   Net unrealized appreciation (depreciation) ..................    (30,321,484)
   Accumulated net realized gain (loss) ........................     (8,602,500)
                                                                   ------------
            Net assets, at value ...............................   $ 95,152,389
                                                                   ============
   Shares outstanding ..........................................     14,130,028
                                                                   ============
   Net asset value per share(a) ................................   $       6.73
                                                                   ============


(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the period March 31, 2008 (commencement of operations) to December 31, 2008

                                                                       GLOBAL
                                                                   EQUITY SERIES
                                                                   -------------
Investment income:
   Dividends (net of foreign taxes of $190,992) ................   $  2,015,552
   Interest ....................................................        101,542
                                                                   ------------
         Total investment income ...............................      2,117,094
                                                                   ------------
Expenses:
   Management fees (Note 3a) ...................................        480,968
   Administrative fees (Note 3b) ...............................        137,419
   Transfer agent fees (Note 3c) ...............................            790
   Custodian fees (Note 4) .....................................          8,800
   Reports to shareholders .....................................         13,534
   Registration and filing fees ................................          4,621
   Professional fees ...........................................         37,867
   Trustees' fees and expenses .................................          3,662
   Amortization of offering costs ..............................         26,491
   Other .......................................................          6,618
                                                                   ------------
         Total expenses ........................................        720,770
         Expense reductions (Note 4) ...........................           (150)
         Expenses waived/paid by affiliates (Note 3d) ..........       (163,020)
                                                                   ------------
            Net expenses .......................................        557,600
                                                                   ------------
               Net investment income ...........................      1,559,494
                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................     (8,480,014)
      Foreign currency transactions ............................       (252,239)
                                                                   ------------
            Net realized gain (loss) ...........................     (8,732,253)
                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................    (30,319,191)
      Translation of other assets and liabilities denominated
         in foreign currencies .................................         (2,293)
                                                                   ------------
            Net change in unrealized appreciation
               (depreciation) ..................................    (30,321,484)
                                                                   ------------
Net realized and unrealized gain (loss) ........................    (39,053,737)
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations ..................................................   $(37,494,243)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Institutional Funds

STATEMENT OF CHANGES IN NET ASSETS

                                                                   GLOBAL EQUITY
                                                                       SERIES
                                                                   -------------
                                                                   PERIOD ENDED
                                                                    DECEMBER 31,
                                                                      2008(a)
                                                                   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................   $  1,559,494
      Net realized gain (loss) from investments and foreign
         currency transactions .................................     (8,732,253)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies .........    (30,321,484)
                                                                   ------------
         Net increase (decrease) in net assets resulting from
            operations .........................................    (37,494,243)
                                                                   ------------
   Distributions to shareholders from net investment income ....     (1,314,526)
   Capital share transactions (Note 2) .........................    133,961,158
                                                                   ------------
         Net increase (decrease) in net assets .................     95,152,389
Net assets:
   Beginning of period .........................................             --
                                                                   ------------
   End of period ...............................................   $ 95,152,389
                                                                   ============
Undistributed net investment income included in net assets:
   End of period ...............................................   $    141,706
                                                                   ============

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Global Equity Series (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund commenced operations effective March 31, 2008.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 19

Templeton Institutional Funds

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                               20 | Annual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                               Annual Report | 21

Templeton Institutional Funds

GLOBAL EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                 PERIOD ENDED
                                                             DECEMBER 31, 2008(a)
                                                          -------------------------
                                                            SHARES        AMOUNT
                                                          ----------   ------------
Shares sold ...........................................   14,141,844   $134,378,229
Shares issued in reinvestment of distributions ........      187,949      1,266,776
Shares redeemed .......................................     (199,765)    (1,683,847)
                                                          ----------   ------------
Net increase (decrease) ...............................   14,130,028   $133,961,158
                                                          ==========   ============

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               22 | Annual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.700%         Up to and including $1 billion
       0.680%         Over $1 billion, up to and including $5 billion
       0.660%         Over $5 billion, up to and including $10 billion
       0.640%         Over $10 billion, up to and including $15 billion
       0.620%         Over $15 billion, up to and including $20 billion
       0.600%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended December 31, 2008, the Fund paid transfer agent fees of $790, of which $128 was retained by Investor Services.

D. WAIVERS AND EXPENSE REIMBURSEMENTS

FT Services and TIC have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived are not subject to reimbursement by the Fund. After April 30, 2009, FT Services and TIC may discontinue this waiver at any time upon notice to the Trust's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $5,295,647 expiring in 2016.


                               Annual Report | 23

Templeton Institutional Funds

GLOBAL EQUITY SERIES

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses and realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $2,776,941 and $57,167, respectively.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

                                                        2008
                                                     ----------
Distributions paid from - ordinary income ........   $1,314,526

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $124,701,239
                                                               ============
Unrealized appreciation ....................................      1,928,166
Unrealized depreciation ....................................    (32,720,102)
                                                               ------------
Net unrealized appreciation (depreciation) .................   $(30,791,936)
                                                               ============
Distributable earnings - undistributed ordinary income .....   $    141,706
                                                               ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2008, aggregated $143,077,824 and $19,561,029, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               24 | Annual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

8. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement", establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                                             LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                           -----------   ----------   -------   -----------
ASSETS:
   Investments in Securities ...........   $89,878,023   $4,031,280     $--     $93,909,303

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 25

Templeton Institutional Funds

GLOBAL EQUITY SERIES

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt


                               26 | Annual Report

Templeton Institutional Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS - GLOBAL EQUITY SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Series (one of the Funds constituting Templeton Institutional Funds, hereafter referred to as the "Fund") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009


                               Annual Report | 27

Templeton Institutional Funds

TAX DESIGNATION (UNAUDITED)

GLOBAL EQUITY SERIES

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 37.98% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $1,912,690 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $63,479 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

Record Date: 12/16/2008

                       FOREIGN TAX PAID   FOREIGN SOURCE INCOME    FOREIGN QUALIFIED
                          PER SHARE             PER SHARE         DIVIDENDS PER SHARE
                       ----------------   ---------------------   -------------------
Fund Shares ........        $0.0137               $0.0948               $0.0777

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)


                               28 | Annual Report

Templeton Institutional Funds

GLOBAL EQUITY SERIES

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 29

Templeton Institutional Funds

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF
                                                                      PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                    LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ----------------   ------------------   ---------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992         138                  Bar-S Foods (meat packing
500 East Broward Blvd.                                                                     company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008         30                   SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                     Allied Capital Corporation (financial
Suite 2100                                                                                 services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1990         23                   Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                     Victory Nickel Inc. (mineral
Suite 2100                                                                                 exploration) and ABACO Markets
Fort Lauderdale, FL 33394-3091                                                             Limited (retail distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead              Trustee since      138                  Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                           refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee           Independent                             Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                     Trustee since                           products), RTI International Metals,
                                                   2007                                    Inc. (manufacture and distribution of
                                                                                           titanium), Canadian National Railway
                                                                                           (railroad) and White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               30 | Annual Report

                                                                           NUMBER OF
                                                                      PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                    LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ----------------   ------------------   ---------------------------------------
DAVID W. NIEMIEC (1949)          Trustee           Since 2005         23                   Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                     and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                 (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee          Since 2003          138                  Hess Corporation (exploration and
500 East Broward Blvd.                                                                     refining of oil and gas) and Sentient
Suite 2100                                                                                 Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005         145                  None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1990         23                   None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee           Since 2007         37                   El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                     (investments).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               Annual Report | 31

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                           NUMBER OF
                                                                      PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                    LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ----------------   ------------------   ---------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and Vice   138                  None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1993 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007         92                   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)          Chief             Since              Not Applicable       Not Applicable
One Franklin Parkway             Executive         December 2008
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited;
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance   Not Applicable       Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance
                                 Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since              Not Applicable       Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               32 | Annual Report

                                                                           NUMBER OF
                                                                      PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                    LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ----------------   ------------------   ---------------------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since              Not Applicable       Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000         Not Applicable       Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996         Not Applicable       Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994         Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.

MARK MOBIUS (1936)               Vice President    Since 1993         Not Applicable       Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central Hong, Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

GARY P. MOTYL (1952)             President and     Since 2005         Not Applicable       Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 33

                                                                           NUMBER OF
                                                                      PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                    LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ----------------   ------------------   ---------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004         Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004         Not Applicable       Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005         Not Applicable       Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) 321-8563 TO REQUEST THE SAI.


                               34 | Annual Report

Templeton Institutional Funds

SHAREHOLDER INFORMATION

GLOBAL EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 35

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)   600 Fifth Avenue
                                             New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS
Global Equity Series

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT442 A2008 02/09



DECEMBER 31, 2008

Foreign Equity Series

                                                                   ANNUAL REPORT

                          TEMPLETON INSTITUTIONAL FUNDS

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT
TIF Foreign Equity Series .................................................    1
Performance Summary .......................................................    6
Your Fund's Expenses ......................................................    9
Financial Highlights and Statement of Investments .........................   11
Financial Statements ......................................................   18
Notes to Financial Statements .............................................   21
Report of Independent Registered Public Accounting Firm ...................   30
Tax Designation ...........................................................   31
Board Members and Officers ................................................   33
Shareholder Information ...................................................   38

Annual Report

TIF Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIF Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Institutional Funds (TIF) Foreign Equity Series
(Fund) covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's Primary Shares had a -42.15% cumulative total return. The Fund performed better than the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index's -45.24% return, and performed comparably to the MSCI Europe, Australasia, Far East
(EAFE) Index's -43.06% return for the same period.(1) Please note that index

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1
performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                   (BARCHART)

Europe                                      66.6%
Asia                                        19.8%
North America                                2.6%
Latin America                                2.5%
Middle East & Africa                         1.0%
Australia & New Zealand                      1.0%
Short-Term Investments & Other Net Assets    6.5%

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in


                                2 | Annual Report
the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.(2)

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The year 2008 was unusually difficult for most investors. At period-end, all major gauges of stock market performance had registered double-digit negative returns. No main region, country or sector was spared in the dramatic stock market sell-off triggered by the global financial crisis and slowing economic growth or recessionary environments.

The financials sector suffered most, erasing more than half of its entire market capitalization during the year. But financials were not alone; they were followed closely by materials-related stocks. The materials and energy sectors, which were among the only sectors to have positive returns during the first half of the year, experienced an abrupt reversal. With virtually no safe haven in the global market downturn, the health care, utilities and consumer staples sectors lived up to their "defensive" reputations and declined less in value than other sectors.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/08

                                  (BAR CHART)

Diversified Telecommunication Services      11.0%
Commercial Banks                             9.7%
Oil, Gas & Consumable Fuels                  9.1%
Pharmaceuticals                              8.9%
Insurance                                    5.6%
Food Products                                5.2%
Industrial Conglomerates                     4.0%
Software                                     3.6%
Aerospace & Defense                          3.5%
Wireless Telecommunication Services          3.0%
Media                                        3.0%
Electric Utilities                           2.5%
Semiconductors & Semiconductor Equipment     2.3%
Other                                       22.1%
Short-Term Investments & Other Net Assets    6.5%

(2.) Source: Federal Reserve H10 report.


                                Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/08

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Telefonica SA, ord. & ADR                       2.7%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN
France Telecom SA                               2.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   FRANCE
Novartis AG                                     2.5%
   PHARMACEUTICALS, SWITZERLAND
Nestle SA, ord. & ADR                           2.3%
   FOOD PRODUCTS, SWITZERLAND
Sanofi-Aventis, ord. & ADR                      2.2%
   PHARMACEUTICALS, FRANCE
GlaxoSmithKline PLC                             2.1%
   PHARMACEUTICALS, U.K.
Unilever NV                                     2.0%
   FOOD PRODUCTS, NETHERLANDS
E.ON AG, ord. & ADR                             1.9%
   ELECTRIC UTILITIES, GERMANY
Siemens AG                                      1.7%
   INDUSTRIAL CONGLOMERATES, GERMANY
Royal Dutch Shell PLC                           1.6%
   OIL, GAS & CONSUMABLE FUELS, U.K.

For the Fund, our underweighting in consumer staples compared to the benchmark MSCI AC World ex USA Index hurt relative performance.(3) Also, underweighting and stock selection in utilities and stock selection in health care were detrimental to relative results.(4)

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar appreciated in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure.

During the review period, our research indicated most chemicals companies were overvalued as were many in the metals and mining industry. As a result, the Fund maintained little or no exposure to these areas and was significantly underweighted in the materials sector relative to the benchmark. Although the Fund's underweighted exposure to materials stocks hurt relative Fund performance during the first half of the year, the sector was a key contributor in 2008 due to a sharp correction in the second half of the year.

We believe that the Fund's relatively better performance in the financials sector was an affirmation of our investment philosophy.(5) We steered away from the most leveraged segments of the investment bank and brokerage industry because, in our view, many of these companies were trading at high multiples and had opaque balance sheets and unsustainable earnings. Despite absolute losses from our sector holdings, our underweighted exposure helped relative Fund performance.

One area of continued conviction for us where our investment strategy had yet to be realized is the health care sector, which hurt relative results. The Fund's overweighted allocation to health care evolved over a time when the consensus view was that pharmaceutical companies faced a difficult pricing environment, political headwinds and insurmountable competition from

(3.) The consumer staples sector comprises food and staples retailing and food products in the SOI.

(4.) The utilities sector comprises electric utilities and multi-utilities in the SOI; the health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals.

(5.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.


                                4 | Annual Report
cheaper generics. However, we saw bargain valuations, high free cash-flow yields, and the implications of aging global demographics for revenue growth.

Our overweighted telecommunication services sector position was another contrarian call.(6) By buying telecommunication stocks when they were out of favor in the wake of the technology, media and telecommunications bubble, we were able to invest in companies that we believed had solid balance sheets, desirable products, and a growing global presence at largely discounted prices. Although the Fund's telecommunication services holdings, like most everything else, were down in absolute terms in 2008, our bottom-up-based decision to overweight the sector contributed to the Fund's relative performance during the year.

While we invested in some financial company stocks we saw as well-capitalized, we remained cautious of the sector. In addition, we continued to monitor the materials sector closely, seeking proper re-entry points, but as of period-end we had yet to find compelling valuations in the materials sector, in general.

Looking beyond the turbulence of 2008, we continue to manage the Fund as always -- with a focus on the longer term. Thank you for your continued participation in TIF Foreign Equity Series. We look forward to serving your future investment needs.

(PHOTO OF GARY P. MOTYL)


/s/ Gary P. Motyl
Gary P. Motyl, CFA
Chief Investment Officer -
Templeton Global Equity Group
President - Templeton Investment Counsel, LLC

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(6.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                Annual Report | 5

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

PRIMARY SHARES (SYMBOL: TFEQX)                     CHANGE   12/31/08   12/31/07
------------------------------                    -------   --------   --------
Net Asset Value (NAV)                             -$13.78    $14.82      $28.60
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.3893
Short-term Capital Gain                 $0.0328
Long-term Capital Gain                  $1.5038
Return of Capital                       $0.0202
   TOTAL                                $1.9461

SERVICE SHARES (SYMBOL: TFESX)                     CHANGE   12/31/08   12/31/07
------------------------------                    -------   --------   --------
Net Asset Value (NAV)                             -$13.77    $14.81      $28.58
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.3144
Short-term Capital Gain                 $0.0328
Long-Term Capital Gain                  $1.5038
Return of Capital                       $0.0202
   TOTAL                                $1.8712

PERFORMANCE

PRIMARY SHARES(1)                               1-YEAR      5-YEAR       10-YEAR
-----------------                              --------   ----------   ----------
Cumulative Total Return(2)                       -42.15%      +21.81%      +55.94%
Average Annual Total Return(3)                   -42.15%       +4.03%       +4.54%
Value of $1,000,000 Investment(4)              $578,526   $1,218,132   $1,559,442
   Total Annual Operating Expenses(5)   0.80%

SERVICE SHARES                                              1-YEAR    INCEPTION (9/18/06)
--------------                                            ---------   -------------------
Cumulative Total Return(2)                                   -42.41%          -22.62%
Average Annual Total Return(3)                               -42.41%          -10.62%
Value of $1,000,000 Investment(4)                          $575,848         $773,752
   Total Annual Operating Expenses(5)   0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT ftinstitutional.com OR CALL (800) 321-8563.


                                6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

PRIMARY SHARES(1)   12/31/08
-----------------   --------
1-Year               -42.15%
5-Year                +4.03%
10-Year               +4.54%

PRIMARY SHARES (1/1/99-12/31/08)(1)
$ Millions

                              (PERFORMANCE GRAPH)

                             USD                                USD                        USD                USD
                TIF FOREIGN EQUITY SERIES (P)  MSCI ALL COUNTRY WORLD EX U.S. INDEX  MSCI EAFE INDEX  CPI UNADJUSTED INDEX
INCEPTION DATE            18-OCT-90                          18-OCT-90                  18-OCT-90          18-OCT-90
CALENDAR MONTH            NET 243                          GROSS  BM0047               GROSS BM0002       GROSS BM0152
--------------  -----------------------------  ------------------------------------  ---------------  --------------------
    Dec-98               1,000,000.00                      1,000,000.00                1,000,000.00       1,000,000.00
    Jan-99                 989,301.85                        998,929.13                  997,273.24       1,002,440.51
    Feb-99                 966,779.29                        976,562.92                  973,736.32       1,003,660.77
    Mar-99               1,019,015.59                      1,023,712.70                1,014,617.93       1,006,711.41
    Apr-99               1,102,569.18                      1,074,920.02                1,055,962.31       1,014,032.95
    May-99               1,061,921.39                      1,024,431.13                1,001,812.90       1,014,032.95
    Jun-99               1,112,166.72                      1,071,504.09                1,041,101.74       1,014,032.95
    Jul-99               1,118,376.84                      1,096,635.58                1,072,286.46       1,017,083.59
    Aug-99               1,112,731.34                      1,100,440.09                1,076,441.96       1,019,524.10
    Sep-99               1,090,149.36                      1,107,881.94                1,087,517.02       1,024,405.13
    Oct-99               1,107,650.75                      1,149,135.17                1,128,488.65       1,026,235.51
    Nov-99               1,162,977.10                      1,195,083.05                1,167,930.10       1,026,845.64
    Dec-99               1,273,367.86                      1,309,060.35                1,272,982.64       1,026,845.64
    Jan-00               1,194,706.30                      1,238,026.17                1,192,320.75       1,029,896.28
    Feb-00               1,227,826.76                      1,271,467.04                1,224,643.16       1,035,997.56
    Mar-00               1,252,573.25                      1,319,317.18                1,272,351.52       1,044,539.35
    Apr-00               1,198,993.55                      1,245,684.90                1,205,625.55       1,045,149.48
    May-00               1,194,826.01                      1,213,820.96                1,176,416.52       1,046,369.74
    Jun-00               1,256,145.11                      1,265,493.68                1,222,699.22       1,051,860.89
    Jul-00               1,238,880.43                      1,215,533.45                1,171,676.77       1,054,301.40
    Aug-00               1,257,335.25                      1,230,570.77                1,182,086.78       1,054,301.40
    Sep-00               1,198,397.49                      1,162,310.90                1,124,762.94       1,059,792.56
    Oct-00               1,148,985.26                      1,125,368.25                1,098,422.50       1,061,622.94
    Nov-00               1,141,245.99                      1,074,879.36                1,057,466.28       1,062,233.07
    Dec-00               1,198,807.54                      1,111,578.02                1,095,299.55       1,061,622.94
    Jan-01               1,217,903.93                      1,128,260.04                1,094,783.12       1,068,334.35
    Feb-01               1,177,589.84                      1,038,935.28                1,012,789.30       1,072,605.25
    Mar-01               1,088,507.12                        965,497.30                  945,731.89       1,075,045.76
    Apr-01               1,150,093.94                      1,031,163.59                1,012,062.59       1,079,316.66
    May-01               1,142,932.69                      1,002,688.46                  977,146.31       1,084,197.68
    Jun-01               1,117,152.26                        964,232.14                  937,549.77       1,086,028.07
    Jul-01               1,089,939.46                        942,778.65                  920,565.82       1,082,977.43
    Aug-01               1,077,765.26                        919,364.17                  897,437.11       1,082,977.43
    Sep-01                 945,282.45                        821,829.42                  806,741.04       1,087,858.45
    Oct-01                 976,075.59                        844,855.32                  827,369.92       1,084,197.68
    Nov-01               1,034,081.61                        883,496.90                  857,922.59       1,082,367.30
    Dec-01               1,053,614.32                        894,878.82                  863,036.95       1,078,096.40
    Jan-02               1,023,760.60                        856,553.53                  817,245.40       1,080,536.91
    Feb-02               1,040,507.91                        862,721.18                  823,017.41       1,084,807.81
    Mar-02               1,091,084.75                        909,586.29                  867,949.37       1,090,909.09
    Apr-02               1,092,543.31                        915,496.39                  874,235.03       1,097,010.37
    May-02               1,112,235.07                        925,468.56                  886,094.75       1,097,010.37
    Jun-02               1,066,286.81                        885,507.60                  851,152.57       1,097,620.50
    Jul-02                 951,781.34                        799,219.22                  767,191.68       1,098,840.76
    Aug-02                 953,969.30                        799,264.40                  765,631.90       1,102,501.53
    Sep-02                 836,546.64                        714,561.98                  683,598.00       1,104,331.91
    Oct-02                 882,494.77                        752,896.31                  720,391.32       1,106,162.29
    Nov-02                 942,300.08                        789,102.46                  753,178.67       1,106,162.29
    Dec-02                 897,676.97                        763,609.50                  727,909.63       1,103,721.78
    Jan-03                 873,255.56                        736,801.68                  697,576.47       1,108,602.81
    Feb-03                 847,353.81                        721,872.80                  681,630.32       1,117,144.60
    Mar-03                 819,882.94                        707,870.19                  668,748.53       1,123,856.01
    Apr-03                 913,626.27                        776,080.36                  735,060.11       1,121,415.50
    May-03                 964,961.98                        825,516.46                  780,281.28       1,119,585.11
    Jun-03                 988,769.81                        848,492.65                  799,593.02       1,120,805.37
    Jul-03               1,038,617.41                        871,062.19                  819,068.17       1,122,025.63
    Aug-03               1,078,793.24                        896,930.18                  838,990.39       1,126,296.52
    Sep-03               1,086,233.25                        922,043.59                  865,020.36       1,129,957.29
    Oct-03               1,168,816.91                        981,813.33                  918,991.25       1,128,737.03
    Nov-03               1,189,649.07                      1,003,221.64                  939,553.83       1,125,686.39
    Dec-03               1,280,190.90                      1,079,818.00                1,012,998.64       1,124,466.14
    Jan-04               1,299,828.13                      1,097,155.20                1,027,398.28       1,129,957.29
    Feb-04               1,336,081.56                      1,125,051.96                1,051,290.08       1,136,058.57
    Mar-04               1,324,603.48                      1,131,974.19                1,057,617.67       1,143,380.11
    Apr-04               1,294,239.97                      1,096,793.72                1,034,590.39       1,147,040.88
    May-04               1,297,276.26                      1,100,263.88                1,039,070.55       1,153,752.29
    Jun-04               1,324,603.55                      1,124,112.13                1,062,259.38       1,157,413.06
    Jul-04               1,288,167.44                      1,091,353.54                1,027,931.98       1,155,582.67
    Aug-04               1,296,517.02                      1,100,092.18                1,032,704.42       1,156,192.80
    Sep-04               1,343,580.39                      1,135,462.42                1,059,846.49       1,158,633.31
    Oct-04               1,396,716.14                      1,174,953.46                1,096,051.23       1,164,734.59
    Nov-04               1,499,192.56                      1,256,506.53                1,171,229.40       1,165,344.72
    Dec-04               1,552,199.38                      1,310,461.06                1,222,665.92       1,161,073.83
    Jan-05               1,532,289.54                      1,287,887.00                1,200,324.35       1,163,514.34
    Feb-05               1,604,270.88                      1,351,411.56                1,252,463.22       1,170,225.75
    Mar-05               1,567,137.82                      1,314,753.57                1,221,483.22       1,179,377.67
    Apr-05               1,518,430.42                      1,282,329.34                1,194,142.29       1,187,309.33
    May-05               1,537,758.87                      1,290,372.14                1,195,969.06       1,186,089.08
    Jun-05               1,551,675.28                      1,314,649.64                1,212,317.26       1,186,699.21
    Jul-05               1,622,030.20                      1,363,154.95                1,249,558.57       1,192,190.36
    Aug-05               1,649,089.33                      1,398,041.71                1,281,493.73       1,198,291.64
    Sep-05               1,699,342.98                      1,470,155.80                1,338,828.06       1,212,934.72
    Oct-05               1,637,492.48                      1,416,635.04                1,299,819.48       1,215,375.23
    Nov-05               1,680,014.86                      1,464,263.77                1,331,960.29       1,205,613.18
    Dec-05               1,763,481.40                      1,534,715.07                1,394,026.67       1,200,732.15
    Jan-06               1,866,239.70                      1,641,720.44                1,479,715.98       1,209,884.08
    Feb-06               1,855,173.75                      1,636,980.61                1,476,685.22       1,212,324.59
    Mar-06               1,900,969.80                      1,684,528.01                1,526,078.53       1,219,036.00
    Apr-06               1,981,539.61                      1,771,385.71                1,600,091.88       1,229,408.18
    May-06               1,904,958.08                      1,689,719.68                1,539,877.88       1,235,509.46
    Jun-06               1,905,755.64                      1,688,034.30                1,540,442.40       1,237,949.97
    Jul-06               1,942,450.79                      1,705,303.73                1,555,867.81       1,241,610.74
    Aug-06               1,997,493.80                      1,753,637.33                1,599,071.97       1,244,051.25
    Sep-06               2,034,986.76                      1,754,775.98                1,601,854.53       1,237,949.97
    Oct-06               2,118,747.39                      1,826,230.37                1,664,299.82       1,231,238.56
    Nov-06               2,194,531.35                      1,892,533.75                1,714,499.38       1,229,408.18
    Dec-06               2,275,627.21                      1,951,512.77                1,768,427.11       1,231,238.56
    Jan-07               2,300,372.00                      1,958,800.99                1,780,529.16       1,234,996.95
    Feb-07               2,284,160.50                      1,970,770.30                1,795,155.41       1,241,604.64
    Mar-07               2,359,505.82                      2,026,297.24                1,841,764.00       1,252,910.31
    Apr-07               2,486,721.14                      2,120,262.43                1,925,236.52       1,261,049.42
    May-07               2,556,345.92                      2,178,378.43                1,961,578.46       1,268,755.34
    Jun-07               2,570,942.94                      2,196,931.08                1,964,604.90       1,271,214.15
    Jul-07               2,535,687.04                      2,190,668.55                1,935,881.78       1,270,890.79
    Aug-07               2,510,773.87                      2,157,033.38                1,906,092.19       1,268,560.10
    Sep-07               2,654,327.54                      2,299,874.39                2,008,431.85       1,272,056.13
    Oct-07               2,786,687.14                      2,428,251.91                2,087,569.74       1,274,777.30
    Nov-07               2,696,448.66                      2,319,140.96                2,019,463.13       1,282,348.99
    Dec-07               2,695,544.91                      2,285,618.75                1,974,126.04       1,281,488.71
    Jan-08               2,466,516.68                      2,064,464.39                1,791,952.93       1,287,858.45
    Feb-08               2,452,387.74                      2,124,292.87                1,818,181.45       1,291,598.54
    Mar-08               2,406,196.36                      2,078,485.06                1,799,924.77       1,302,794.39
    Apr-08               2,554,146.68                      2,206,397.19                1,899,933.56       1,310,695.55
    May-08               2,554,170.61                      2,244,632.11                1,922,046.05       1,321,732.76
    Jun-08               2,303,467.85                      2,060,650.83                1,765,237.87       1,335,051.86
    Jul-08               2,245,967.49                      1,986,955.30                1,708,727.68       1,342,062.23
    Aug-08               2,191,307.38                      1,894,544.45                1,639,932.29       1,336,705.31
    Sep-08               1,953,233.21                      1,610,543.30                1,403,382.24       1,334,856.62
    Oct-08               1,543,156.89                      1,256,086.32                1,120,270.15       1,321,372.79
    Nov-08               1,455,698.22                      1,183,940.61                1,060,243.60       1,296,064.67
    Dec-08               1,559,441.98                      1,251,626.63                1,124,104.07       1,282,660.16

AVERAGE ANNUAL TOTAL RETURN

SERVICE SHARES              12/31/08
--------------              --------
1-Year                       -42.41%
Since Inception (9/18/06)    -10.62%

SERVICE SHARES (9/18/06-12/31/08)
$ Millions

                              (PERFORMANCE GRAPH)

                             USD                                USD                        USD                 USD
                TIF FOREIGN EQUITY SERIES (S)  MSCI ALL COUNTRY WORLD EX U.S. INDEX  MSCI EAFE INDEX  CPI UNADJUSTED INDEX
INCEPTION DATE            18-SEP-06                          18-SEP-06                  18-SEP-06           18-SEP-06
CALENDAR MONTH            NET 243                          GROSS  BM0047               GROSS BM0002       GROSS BM0152
--------------  -----------------------------  ------------------------------------  ---------------  --------------------
    Sep-06               1,013,121.36                      1,010,904.00                1,014,140.64         998,032.46
    Oct-06               1,054,870.84                      1,052,067.96                1,053,675.01         992,621.74
    Nov-06               1,092,644.18                      1,090,264.49                1,085,456.55         991,146.09
    Dec-06               1,133,066.30                      1,124,241.55                1,119,598.42         992,621.74
    Jan-07               1,145,400.75                      1,128,440.20                1,127,260.28         995,651.75
    Feb-07               1,138,595.76                      1,135,335.57                1,136,520.22       1,000,978.85
    Mar-07               1,176,157.36                      1,167,323.93                1,166,028.31       1,010,093.46
    Apr-07               1,239,571.12                      1,221,456.07                1,218,875.10       1,016,655.19
    May-07               1,274,277.19                      1,254,935.95                1,241,883.33       1,022,867.68
    Jun-07               1,281,126.49                      1,265,623.90                1,243,799.38       1,024,849.98
    Jul-07               1,263,982.22                      1,262,016.13                1,225,614.66       1,024,589.28
    Aug-07               1,251,563.57                      1,242,639.35                1,206,754.74       1,022,710.28
    Sep-07               1,323,121.53                      1,324,928.22                1,271,546.40       1,025,528.78
    Oct-07               1,389,101.96                      1,398,884.87                1,321,648.92       1,027,722.58
    Nov-07               1,344,124.43                      1,336,027.45                1,278,530.35       1,033,826.86
    Dec-07               1,343,673.92                      1,316,715.73                1,249,827.25       1,033,133.30
    Jan-08               1,229,505.44                      1,189,311.53                1,134,492.71       1,038,268.57
    Feb-08               1,221,051.92                      1,223,777.95                1,151,098.10       1,041,283.82
    Mar-08               1,198,034.17                      1,197,388.66                1,139,539.72       1,050,309.89
    Apr-08               1,271,800.40                      1,271,077.20                1,202,855.69       1,056,679.78
    May-08               1,268,510.68                      1,293,103.85                1,216,855.20       1,065,577.96
    Jun-08               1,144,004.19                      1,187,114.59                1,117,579.30       1,076,315.79
    Jul-08               1,115,343.84                      1,144,659.54                1,081,802.47       1,081,967.54
    Aug-08               1,088,087.44                      1,091,422.83                1,038,247.83       1,077,648.79
    Sep-08                 969,670.90                        927,813.40                  888,487.02       1,076,158.39
    Oct-08                 765,962.21                        723,615.27                  709,247.60       1,065,287.75
    Nov-08                 722,414.63                        682,053.04                  671,244.55       1,044,884.41
    Dec-08                 773,752.12                        721,046.10                  711,674.87       1,034,077.72


                                Annual Report | 7

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                8 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
PRIMARY SHARES
Actual                                           $1,000           $  677.00              $3.37
Hypothetical (5% return before expenses)         $1,000           $1,021.11              $4.06

SERVICE SHARES
Actual                                           $1,000           $  676.40              $4.00
Hypothetical (5% return before expenses)         $1,000           $1,020.36              $4.82

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.80% and Service Shares:
     0.95%), multiplied by the average account value over the period, multiplied by 184/366 for to reflect the one-half year period.


                                10 | Annual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                                                         YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
PRIMARY SHARES                                         2008            2007         2006         2005         2004
--------------                                      ----------      ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    28.60      $    26.67   $    22.31   $    20.27   $    16.95
                                                    ----------      ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .....................         0.66            0.72         0.55         0.42         0.33
   Net realized and unrealized gains (losses) ...       (12.49)           4.08         5.86         2.32         3.25
                                                    ----------      ----------   ----------   ----------   ----------
Total from investment operations ................       (11.83)           4.80         6.41         2.74         3.58
                                                    ----------      ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ........................        (0.39)          (1.16)       (0.74)       (0.66)       (0.26)
   Net realized gains ...........................        (1.54)          (1.71)       (1.31)       (0.04)          --
   Tax return of capital ........................        (0.02)             --           --           --           --
                                                    ----------      ----------   ----------   ----------   ----------
Total distributions .............................        (1.95)          (2.87)       (2.05)       (0.70)       (0.26)
                                                    ----------      ----------   ----------   ----------   ----------
Redemption fees(c,d) ............................           --              --           --           --           --
                                                    ----------      ----------   ----------   ----------   ----------
Net asset value, end of year ....................   $    14.82      $    28.60   $    26.67   $    22.31   $    20.27
                                                    ==========      ==========   ==========   ==========   ==========
Total return ....................................       (42.15)%         18.45%       29.04%       13.61%       21.25%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................         0.80%           0.78%        0.80%        0.81%        0.82%
Net investment income ...........................         2.88%           2.46%        2.25%        2.01%        1.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $4,687,747      $9,081,511   $7,311,236   $6,245,721   $5,658,170
Portfolio turnover rate .........................         6.66%(f)       16.74%        7.59%       12.97%       18.25%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 11

Templeton Institutional Funds

FOREIGN EQUITY SERIES

                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
SERVICE SHARES                                        2008         2007     2006(a)
--------------                                      -------      --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 28.58      $  26.67   $25.15
                                                    -------      --------   ------
Income from investment operations(b):
   Net investment income(c) .....................      0.65          0.36     0.05
   Net realized and unrealized gains (losses) ...    (12.55)         4.42     3.31
                                                    -------      --------   ------
Total from investment operations ................    (11.90)         4.78     3.36
                                                    -------      --------   ------
Less distributions from:
   Net investment income ........................     (0.31)        (1.16)   (0.66)
   Net realized gains ...........................     (1.54)        (1.71)   (1.18)
   Tax return of capital ........................     (0.02)           --       --
                                                    -------      --------   ------
Total distributions .............................     (1.87)        (2.87)   (1.84)
                                                    -------      --------   ------
Redemption fees(d,e) ............................        --            --       --
                                                    -------      --------   ------
Net asset value, end of year ....................   $ 14.81      $  28.58   $26.67
                                                    =======      ========   ======
Total return(f) .................................    (42.41)%       18.37%   13.31%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .....................................      0.95%         0.92%    0.80%
Net investment income ...........................      2.73%         2.32%    2.25%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $30,349      $173,247   $   11
Portfolio turnover rate .........................      6.66%(i)     16.74%    7.59%

(a)  For the period September 18, 2006 (effective date) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

    FOREIGN EQUITY SERIES                                     INDUSTRY                      SHARES/RIGHTS        VALUE
    ---------------------                  ----------------------------------------------   -------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS 92.6%
    AUSTRALIA 1.0%
    Alumina Ltd. .......................                     Metals & Mining                       17,863   $       17,587
    National Australia Bank Ltd. .......                    Commercial Banks                    3,010,754       44,505,632
                                                                                                            --------------
                                                                                                                44,523,219
                                                                                                            --------------
    AUSTRIA 0.9%
    Telekom Austria AG .................         Diversified Telecommunication Services         2,953,740       42,541,212
                                                                                                            --------------
    BRAZIL 0.7%
    Embraer-Empresa Brasileira de
       Aeronautica SA, ADR .............                   Aerospace & Defense                  2,007,570       32,542,710
                                                                                                            --------------
    CANADA 0.6%
    Husky Energy Inc. ..................               Oil, Gas & Consumable Fuels              1,147,780       29,118,975
    Loblaw Cos. Ltd. ...................                Food & Staples Retailing                    8,300          238,536
                                                                                                            --------------
                                                                                                                29,357,511
                                                                                                            --------------
    CHINA 2.8%
    China Mobile Ltd. ..................           Wireless Telecommunication Services          6,954,000       69,807,385
    China Telecom Corp. Ltd., H ........         Diversified Telecommunication Services       121,768,000       45,406,508
(a) Shanghai Electric Group Co. Ltd. ...                Electrical Equipment                   39,708,000       16,087,729
                                                                                                            --------------
                                                                                                               131,301,622
                                                                                                            --------------
    DENMARK 0.7%
(a) Vestas Wind Systems AS .............                  Electrical Equipment                    584,043       33,300,842
                                                                                                            --------------
    FRANCE 10.5%
    Accor SA ...........................              Hotels, Restaurants & Leisure               513,030       25,186,856
    AXA SA .............................                        Insurance                       2,603,448       57,682,161
(b) AXA SA, 144A .......................                      Insurance                            11,854          262,638
    Compagnie Generale des
       Etablissements
       Michelin, B .....................                     Auto Components                      972,567       51,092,963
    France Telecom SA ..................         Diversified Telecommunication Services         4,259,495      118,882,798
    GDF Suez ...........................                     Multi-Utilities                      737,087       36,408,375
    Sanofi-Aventis .....................                     Pharmaceuticals                    1,599,988      101,571,752
    Sanofi-Aventis, ADR ................                     Pharmaceuticals                        7,073          227,468
    Total SA, B ........................               Oil, Gas & Consumable Fuels              1,185,713       64,512,100
    Valeo SA ...........................                     Auto Components                        2,862           42,270
    Vivendi SA .........................                          Media                         1,257,159       40,897,206
                                                                                                            --------------
                                                                                                               496,766,587
                                                                                                            --------------
    GERMANY 11.5%
    Bayerische Motoren Werke AG ........                       Automobiles                      2,143,322       65,844,248
    Celesio AG .........................            Health Care Providers & Services            2,431,865       65,629,204
    Deutsche Post AG ...................                 Air Freight & Logistics                3,960,630       65,377,849
    E.ON AG ............................                   Electric Utilities                   2,284,780       89,518,519
    E.ON AG, ADR .......................                   Electric Utilities                       4,820          196,415
(a) Infineon Technologies AG ...........      Semiconductors & Semiconductor Equipment          6,982,654        9,285,417
    Merck KGaA .........................                     Pharmaceuticals                      689,639       62,218,071
    Muenchener Rueckversicherungs-
       Gesellschaft AG .................                       Insurance                          331,473       50,776,283
    SAP AG .............................                        Software                        1,569,901       54,978,599


                               Annual Report | 13

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                     INDUSTRY                      SHARES/RIGHTS        VALUE
    ---------------------                  ----------------------------------------------   -------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    GERMANY (CONTINUED)
    Siemens AG .........................              Industrial Conglomerates                  1,081,990   $   79,868,454
                                                                                                            --------------
                                                                                                               543,693,059
                                                                                                            --------------
    HONG KONG 1.8%
    Cheung Kong (Holdings) Ltd. ........        Real Estate Management & Development            2,642,500       24,992,290
    Cheung Kong (Holdings) Ltd., ADR ...        Real Estate Management & Development               32,635          308,727
    Hutchison Whampoa Ltd. .............              Industrial Conglomerates                  4,099,350       20,549,114
    Hutchison Whampoa Ltd., ADR ........              Industrial Conglomerates                      4,895          123,403
    Swire Pacific Ltd., A ..............        Real Estate Management & Development            5,640,400       38,826,784
    Swire Pacific Ltd., B ..............        Real Estate Management & Development              159,500          211,564
                                                                                                            --------------
                                                                                                                85,011,882
                                                                                                            --------------
    INDIA 3.7%
    Bharat Petroleum Corp. Ltd. ........            Oil, Gas & Consumable Fuels                 3,599,933       27,836,174
    Housing Development Finance Corp.
       Ltd. ............................             Thrifts & Mortgage Finance                 2,473,824       75,687,719
    ICICI Bank Ltd. ....................                  Commercial Banks                      5,134,600       47,348,785
    Satyam Computer Services Ltd. ......                    IT Services                         6,695,072       23,429,998
    Satyam Computer Services Ltd.,
       ADR .............................                    IT Services                            94,800          856,992
                                                                                                            --------------
                                                                                                               175,159,668
                                                                                                            --------------
    ISRAEL 1.0%
(a) Check Point Software Technologies
       Ltd. ............................                      Software                          2,539,220       48,219,788
                                                                                                            --------------
    ITALY 2.5%
    Eni SpA ............................            Oil, Gas & Consumable Fuels                 2,523,780       59,075,488
    Intesa Sanpaolo SpA ................                  Commercial Banks                      9,383,357       33,293,899
    UniCredit SpA ......................                  Commercial Banks                      9,634,630       23,508,820
                                                                                                            --------------
                                                                                                               115,878,207
                                                                                                            --------------
    JAPAN 4.0%
    Aiful Corp. ........................                  Consumer Finance                         12,850           36,956
    FUJIFILM Holdings Corp. ............   Electronic Equipment, Instruments & Components       1,098,200       24,496,049
    NGK Spark Plug Co. Ltd. ............                  Auto Components                       2,538,000       20,373,593
    Nintendo Co. Ltd. ..................                      Software                            178,000       67,966,759
    Olympus Corp. ......................          Health Care Equipment & Supplies                  4,000           80,008
    Promise Co. Ltd. ...................                  Consumer Finance                          7,150          181,210
    Sony Corp. .........................                 Household Durables                     1,597,800       34,918,022
    Sony Corp., ADR ....................                 Household Durables                         7,525          164,572
    Takeda Pharmaceutical Co. Ltd. .....                  Pharmaceuticals                         792,400       41,267,547
                                                                                                            --------------
                                                                                                               189,484,716
                                                                                                            --------------
    MEXICO 0.9%
    Telefonos de Mexico SAB de CV, L,
       ADR .............................       Diversified Telecommunication Services           1,346,714       28,200,191
    Telmex Internacional SAB de CV,
       ADR .............................       Diversified Telecommunication Services           1,346,714       15,298,671
                                                                                                            --------------
                                                                                                                43,498,862
                                                                                                            --------------
    NETHERLANDS 4.8%
    ING Groep NV .......................           Diversified Financial Services               2,646,110       27,121,408
    ING Groep NV, ADR ..................           Diversified Financial Services                  13,475          149,573
    Koninklijke Philips Electronics
       NV ..............................              Industrial Conglomerates                  3,063,680       59,246,943
    Koninklijke Philips Electronics NV,
       N.Y. shs. .......................              Industrial Conglomerates                     12,405          246,487
    Randstad Holding NV ................               Professional Services                      555,605       11,303,931


                               14 | Annual Report

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                     INDUSTRY                      SHARES/RIGHTS        VALUE
    ---------------------                  ----------------------------------------------   -------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    NETHERLANDS (CONTINUED)
    Royal Dutch Shell PLC, A, ADR ......               Oil, Gas & Consumable Fuels                  6,990   $      370,051
    SBM Offshore NV ....................               Energy Equipment & Services              2,381,320       31,130,299
    Unilever NV ........................                      Food Products                     3,917,963       94,996,978
    Unilever NV, N.Y. shs. .............                      Food Products                        19,310          474,060
                                                                                                            --------------
                                                                                                               225,039,730
                                                                                                            --------------
    NORWAY 0.9%
    Telenor ASA ........................          Diversified Telecommunication Services        6,431,788       42,817,859
                                                                                                            --------------
    PORTUGAL 1.2%
    Portugal Telecom SGPS SA ...........          Diversified Telecommunication Services        6,650,947       56,451,118
                                                                                                            --------------
    RUSSIA 0.0%(c)
    Gazprom, ADR .......................               Oil, Gas & Consumable Fuels                  7,100          101,175
                                                                                                            --------------
    SINGAPORE 2.3%
    DBS Group Holdings Ltd. ............                     Commercial Banks                   7,148,185       42,015,859
    DBS Group Holdings Ltd., ADR .......                     Commercial Banks                       7,805          209,564
(a) DBS Group Holdings Ltd., rts.,
       1/20/09 .........................                     Commercial Banks                   3,574,092        7,485,009
(a) Flextronics International Ltd. .....   Electronic Equipment, Instruments & Components       5,093,850       13,040,256
    Singapore Telecommunications Ltd. ..          Diversified Telecommunication Services       25,046,000       44,584,503
                                                                                                            --------------
                                                                                                               107,335,191
                                                                                                            --------------
    SOUTH KOREA 3.2%
(a) KB Financial Group Inc. ............                     Commercial Banks                     936,835       24,997,102
(a) KB Financial Group Inc., ADR .......                     Commercial Banks                     229,338        6,008,656
    Korea Electric Power Corp. .........                    Electric Utilities                  1,192,700       27,952,431
    Korea Electric Power Corp., ADR ....                    Electric Utilities                     12,395          143,906
    LG Electronics Inc. ................                    Household Durables                    562,263       33,299,503
    Samsung Electronics Co. Ltd. .......         Semiconductors & Semiconductor Equipment         161,786       57,771,564
    SK Telecom Co. Ltd., ADR ...........           Wireless Telecommunication Services             12,830          233,249
                                                                                                            --------------
                                                                                                               150,406,411
                                                                                                            --------------
    SPAIN 4.8%
    Banco Santander SA .................                     Commercial Banks                   4,778,907       45,105,834
    Repsol YPF SA ......................               Oil, Gas & Consumable Fuels              2,600,571       54,909,316
    Telefonica SA ......................          Diversified Telecommunication Services        5,632,394      124,831,061
    Telefonica SA, ADR .................          Diversified Telecommunication Services            9,232          622,144
                                                                                                            --------------
                                                                                                               225,468,355
                                                                                                            --------------
    SWEDEN 2.3%
    Atlas Copco AB, A ..................                        Machinery                       6,476,400       55,288,362
    Niscayah Group AB ..................              Commercial Services & Supplies            1,351,050        1,149,058
    Nordea Bank AB, FDR ................                     Commercial Banks                   7,508,228       53,228,690
                                                                                                            --------------
                                                                                                               109,666,110
                                                                                                            --------------
    SWITZERLAND 8.5%
    Adecco SA ..........................                  Professional Services                 1,063,741       35,640,653
    Lonza Group AG .....................              Life Sciences Tools & Services              708,078       64,681,158
    Nestle SA ..........................                      Food Products                     2,768,116      107,831,843
    Nestle SA, ADR .....................                      Food Products                         5,775          229,268
    Novartis AG ........................                     Pharmaceuticals                    2,368,754      116,896,091
    Swiss Reinsurance Co. ..............                        Insurance                       1,087,340       51,215,659


                               Annual Report | 15

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                     INDUSTRY                      SHARES/RIGHTS        VALUE
    ---------------------                  ----------------------------------------------   -------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    SWITZERLAND (CONTINUED)
    Swiss Reinsurance Co., ADR .........                      Insurance                             3,295   $      157,501
(a) UBS AG .............................                    Capital Markets                        11,121          154,542
(a) UBS AG .............................                    Capital Markets                     1,631,663       23,332,781
                                                                                                            --------------
                                                                                                               400,139,496
                                                                                                            --------------
    TAIWAN 2.0%
    Chinatrust Financial Holding Co.
       Ltd. ............................                  Commercial Banks                     87,652,268       37,173,655
    Chunghwa Telecom Co. Ltd., ADR .....       Diversified Telecommunication Services               6,281           97,984
(b) Compal Electronics Inc., GDR,
       144A ............................                Computers & Peripherals                 4,456,055       11,726,460
(d) Compal Electronics Inc., GDR,
       Reg S ...........................                Computers & Peripherals                 1,137,622        2,980,570
    Taiwan Semiconductor Manufacturing
      Co. Ltd. .........................      Semiconductors & Semiconductor Equipment         31,172,333       42,228,881
                                                                                                            --------------
                                                                                                                94,207,550
                                                                                                            --------------
    THAILAND 0.0%(c)
    Advanced Info Service Public Co.
       Ltd., fgn. ......................         Wireless Telecommunication Services               46,300          104,486
                                                                                                            --------------
    UNITED KINGDOM 18.0%
    Aviva PLC ..........................                      Insurance                         7,540,909       42,954,110
    BAE Systems PLC ....................                 Aerospace & Defense                   11,721,971       64,501,575
    BP PLC .............................             Oil, Gas & Consumable Fuels                9,532,367       73,232,341
    BP PLC, ADR ........................             Oil, Gas & Consumable Fuels                   11,290          527,695
    British Energy Group PLC ...........                 Electric Utilities                        29,041          327,874
    British Sky Broadcasting Group
       PLC .............................                        Media                           6,375,534       44,696,573
    Cadbury PLC ........................                    Food Products                       4,977,616       44,020,194
    Cadbury PLC, ADR ...................                    Food Products                           1,120           39,950
    Compass Group PLC ..................            Hotels, Restaurants & Leisure               8,212,658       41,262,791
    GKN PLC ............................                   Auto Components                         32,056           45,415
    GlaxoSmithKline PLC ................                   Pharmaceuticals                      5,285,319       99,156,624
    HSBC Holdings PLC ..................                  Commercial Banks                      5,074,103       48,255,995
    HSBC Holdings PLC, ADR .............                  Commercial Banks                          3,930          191,273
    Kingfisher PLC .....................                  Specialty Retail                      6,182,965       12,191,215
    National Grid PLC ..................                   Multi-Utilities                      4,137,614       41,365,649
    Pearson PLC ........................                        Media                           4,890,579       45,786,213
    Premier Foods PLC ..................                    Food Products                          72,600           32,606
    Rentokil Initial PLC ...............           Commercial Services & Supplies                 129,400           83,158
    Rexam PLC ..........................               Containers & Packaging                      11,357           58,222
(a) Rolls-Royce Group PLC ..............                  Aerospace & Defense                  14,036,722       68,781,975
    Royal Bank of Scotland Group PLC ...                  Commercial Banks                     14,623,041       10,550,695
    Royal Dutch Shell PLC, B ...........             Oil, Gas & Consumable Fuels                   13,237          333,499
    Royal Dutch Shell PLC, B, ADR ......             Oil, Gas & Consumable Fuels                1,477,427       75,984,071
    Smiths Group PLC ...................              Industrial Conglomerates                  2,062,397       26,658,270
    Standard Chartered PLC .............                  Commercial Banks                      2,801,748       35,805,813
    Unilever PLC, ADR ..................                    Food Products                           3,165           72,858
    Vodafone Group PLC .................         Wireless Telecommunication Services           35,894,999       72,872,751
    Wolseley PLC .......................          Trading Companies & Distributors                  6,518           36,556
                                                                                                            --------------
                                                                                                               849,825,961
                                                                                                            --------------
    UNITED STATES 2.0%
    ACE Ltd. ...........................                      Insurance                         1,151,300       60,926,796
    Invesco Ltd. .......................                   Capital Markets                      1,670,880       24,127,507


                               16 | Annual Report

Templeton Institutional Funds

    FOREIGN EQUITY SERIES                                     INDUSTRY                      SHARES/RIGHTS        VALUE
    ---------------------                  ----------------------------------------------   -------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    UNITED STATES 2.0%
    News Corp., A ......................                        Media                           1,124,699   $   10,223,514
                                                                                                            --------------
                                                                                                                95,277,817
                                                                                                            --------------
    TOTAL COMMON STOCKS AND OTHER EQUITY
       INTERESTS
       (COST $4,456,244,182) ...........                                                                     4,368,121,144
                                                                                                            --------------
    PREFERRED STOCKS
       (COST $33,662,007) 0.9%
    BRAZIL 0.9%
    Petroleo Brasileiro SA, ADR, pfd. ..             Oil, Gas & Consumable Fuels                2,133,760       43,550,041
                                                                                                            --------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS
       (COST $4,489,906,189) ...........                                                                     4,411,671,185
                                                                                                            --------------

                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                            -------------
    SHORT TERM INVESTMENTS 8.3%
    U.S. GOVERNMENT AND AGENCY
       SECURITIES 3.6% FHLB,
       2.56%, 2/13/09 ..................                                                     $ 24,810,000       24,874,184
(e)    3/12/09 .........................                                                       25,000,000       24,998,520
(e)    6/22/09 .........................                                                      100,000,000       99,869,400
(e) FHLMC, 2/02/09 .....................                                                       20,000,000       20,000,260
                                                                                                            --------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $169,576,543) ..                                                                       169,742,364
                                                                                                            --------------
    TOTAL INVESTMENTS BEFORE MONEY
       MARKET FUND (COST
       $4,659,482,732) .................                                                                     4,581,413,549
                                                                                                            --------------

                                                                                                SHARES
                                                                                            -------------
    MONEY MARKET FUNDS (COST
       $221,909,924) 4.7%
(f) Franklin Institutional Fiduciary
       Trust Money Market Portfolio,
       0.55% ...........................                                                      221,909,924      221,909,924
                                                                                                            --------------
    TOTAL INVESTMENTS
       (COST $4,881,392,656) 101.8% ....                                                                     4,803,323,473
    OTHER ASSETS, LESS LIABILITIES
       (1.8)% ..........................                                                                       (85,227,621)
                                                                                                            --------------
    NET ASSETS 100.0% ..................                                                                    $4,718,095,852
                                                                                                            ==============

See Abbreviations on page 29.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2008, the aggregate value of these securities was $11,989,098, representing 0.25% of net assets.

(c)  Rounds to less than 0.1% of net assets.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2008, the value of this security was $2,980,570, representing 0.06% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

                                                                               FOREIGN
                                                                            EQUITY SERIES
                                                                           ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................   $ 4,659,482,732
      Cost - Sweep Money Fund (Note 7) .................................       221,909,924
                                                                           ---------------
      Total cost of investments ........................................   $ 4,881,392,656
                                                                           ===============
      Value - Unaffiliated issuers .....................................   $ 4,581,413,549
      Value - Sweep Money Fund (Note 7) ................................       221,909,924
                                                                           ---------------
      Total value of investments .......................................     4,803,323,473
   Foreign currency, at value (cost $262) ..............................               264
   Receivables:
      Investment securities sold .......................................         1,382,999
      Capital shares sold ..............................................         6,605,023
      Dividends and interest ...........................................        12,263,277
                                                                           ---------------
         Total assets ..................................................     4,823,575,036
                                                                           ---------------
Liabilities:
   Payables:
      Capital shares redeemed ..........................................       101,857,406
      Affiliates .......................................................         2,925,033
   Accrued expenses and other liabilities ..............................           696,745
                                                                           ---------------
         Total liabilities .............................................       105,479,184
                                                                           ---------------
            Net assets, at value .......................................   $ 4,718,095,852
                                                                           ===============
Net assets consist of:
   Paid-in capital .....................................................   $ 5,097,165,290
   Distribution in excess of net investment income .....................       (80,322,173)
   Net unrealized appreciation (depreciation) ..........................       (78,453,744)
   Accumulated net realized gain (loss) ................................      (220,293,521)
                                                                           ---------------
            Net assets, at value .......................................   $ 4,718,095,852
                                                                           ===============
PRIMARY SHARES:
   Net assets, at value ................................................   $ 4,687,747,300
                                                                           ===============
   Shares outstanding ..................................................       316,283,737
                                                                           ===============
   Net asset value per share(a) ........................................   $         14.82
                                                                           ===============
SERVICE SHARES:
   Net assets, at value ................................................   $    30,348,552
                                                                           ===============
   Shares outstanding ..................................................         2,048,587
                                                                           ===============
   Net asset value and maximum offering price per share(a) .............   $         14.81
                                                                           ===============

(a) Redemption price is equal to net asset value less redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Institutional Funds

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

                                                                               FOREIGN
                                                                            EQUITY SERIES
                                                                           ---------------
Investment income:
   Dividends: (net of foreign taxes of $27,458,378)
      Unaffiliated issuers .............................................   $   252,893,868
      Sweep Money Fund (Note 7) ........................................         2,770,618
   Interest ............................................................         4,577,109
                                                                           ---------------
         Total investment income .......................................       260,241,595
                                                                           ---------------
Expenses:
   Management fees (Note 3a) ...........................................        47,452,545
   Administrative fees (Note 3b) .......................................         5,685,679
   Transfer agent fees (Note 3c) .......................................           106,283
      Sub-transfer agent fees - Service Shares (Note 3c) ...............            89,736
   Custodian fees (Note 4) .............................................         2,166,867
   Reports to shareholders .............................................           118,254
   Registration and filing fees ........................................           226,008
   Professional fees ...................................................           115,973
   Trustees' fees and expenses .........................................           150,885
   Other ...............................................................           233,707
                                                                           ---------------
      Total expenses ...................................................        56,345,937
      Expense reductions (Note 4) ......................................           (53,409)
                                                                           ---------------
         Net expenses ..................................................        56,292,528
                                                                           ---------------
            Net investment income ......................................       203,949,067
                                                                           ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (includes gains of $11,436,968 from a redemption
         in-kind - Note 9) .............................................        48,070,550
      Foreign currency transactions ....................................        (5,185,677)
                                                                           ---------------
         Net realized gain (loss) ......................................        42,884,873
                                                                           ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................    (3,937,200,090)
      Translation of other assets and liabilities denominated in
         foreign currencies ............................................           216,208
   Change in deferred taxes on unrealized appreciation (depreciation) ..         2,104,690
                                                                           ---------------
         Net change in unrealized appreciation (depreciation) ..........    (3,934,879,192)
                                                                           ---------------
Net realized and unrealized gain (loss) ................................    (3,891,994,319)
                                                                           ---------------
Net increase (decrease) in net assets resulting from operations ........   $(3,688,045,252)
                                                                           ===============

  The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOREIGN EQUITY SERIES
                                                                                  YEAR ENDED DECEMBER 31,
                                                                             --------------------------------
                                                                                   2008             2007
                                                                             ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................................   $   203,949,067   $  206,626,441
      Net realized gain (loss) from investments and foreign currency
         transactions ....................................................        42,884,873      752,853,744
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in
         foreign currencies and deferred taxes ...........................    (3,934,879,192)     447,476,103
                                                                             ---------------   --------------
            Net increase (decrease) in net assets resulting from
               operations ................................................    (3,688,045,252)   1,406,956,288
                                                                             ---------------   --------------
Distributions to shareholders from:
   Net investment income:
      Primary Shares .....................................................      (116,638,592)    (337,298,627)
      Service Shares .....................................................          (595,462)      (6,047,617)
   Net realized gains:
      Primary Shares .....................................................      (461,846,071)    (495,682,366)
      Service Shares .....................................................        (1,944,902)      (8,697,904)
   Tax return of capital:
      Primary Shares .....................................................        (6,041,906)             --
      Service Shares .....................................................           (38,216)             --
                                                                             ---------------   --------------
Total distributions to shareholders ......................................      (587,105,149)    (847,726,514)
                                                                             ---------------   --------------
Capital share transactions: (Note 2)
      Primary Shares .....................................................      (132,971,686)   1,208,441,383
      Service Shares .....................................................      (128,567,654)     175,811,194
                                                                             ---------------   --------------
Total capital share transactions .........................................      (261,539,340)   1,384,252,577
                                                                             ---------------   --------------
Redemption fees ..........................................................            27,932           28,313
                                                                             ---------------   --------------
         Net increase (decrease) in net assets ...........................    (4,536,661,809)   1,943,510,664
Net assets:
   Beginning of year .....................................................     9,254,757,661    7,311,246,997
                                                                             ---------------   --------------
   End of year ...........................................................   $ 4,718,095,852   $9,254,757,661
                                                                             ===============   ==============
Distributions in excess of net investment income included in net assets:
   End of year ...........................................................   $   (80,322,173)  $ (158,223,078)
                                                                             ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Foreign Equity Series (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers two classes of shares: Primary Shares and Service Shares. Each class of shares differs by its transfer agency fees and voting rights on matters affecting a single class.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 21

Templeton Institutional Funds

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               22 | Annual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               Annual Report | 23

Templeton Institutional Funds

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------
                                                  2008                             2007
                                      -----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      -----------   ---------------   -----------   ---------------
PRIMARY SHARES:
   Shares sold ....................    47,189,948   $ 1,048,350,855    62,169,907   $ 1,790,944,002
   Shares issued in reinvestment
      of distributions ............    30,987,557       530,703,931    26,528,242       733,703,547
   Shares redeemed in-kind
      (Note 9) ....................    (2,162,529)      (50,278,808)           --                --
   Shares redeemed ................   (77,270,787)   (1,661,747,664)  (45,282,230)   (1,316,206,166)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........    (1,255,811)  $  (132,971,686)   43,415,919   $ 1,208,441,383
                                      ===========   ===============   ===========   ===============


                               24 | Annual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2008                       2007
                                      --------------------------   ------------------------
                                        SHARES         AMOUNT        SHARES       AMOUNT
                                      ----------   -------------   ---------   ------------
SERVICE SHARES:
   Shares sold ....................    2,291,131   $  41,458,231   5,842,118   $170,491,561
   Shares issued in reinvestment
      of distributions ............      163,000       2,540,363     531,207     14,745,444
   Shares redeemed ................   (6,466,648)   (172,566,248)   (312,618)    (9,425,811)
                                      ----------   -------------   ---------   ------------
   Net increase (decrease) ........   (4,012,517)  $(128,567,654)  6,060,707   $175,811,194
                                      ==========   =============   =========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                     AFFILIATION
----------                                                     ----------------------
Templeton Investment Counsel, LLC (TIC)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.700%         Up to and including $1 billion
       0.680%         Over $1 billion, up to and including $5 billion
       0.660%         Over $5 billion, up to and including $10 billion
       0.640%         Over $10 billion, up to and including $15 billion
       0.620%         Over $15 billion, up to and including $20 billion
       0.600%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Trust as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                               Annual Report | 25

Templeton Institutional Funds

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $196,019, of which $92,543 was retained by Investor Services.

Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees. For the period ended December 31, 2008, the Fund paid $89,736 for sub-transfer agency fees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses, realized currency losses and ordinary income losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses, realized currency losses and ordinary income losses of $218,432,510, $1,565,387 and $14,732,156 respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                    2008           2007
                                ------------   ------------
Distributions paid from:
   Ordinary income ..........   $132,532,407   $362,163,529
   Long term capital gain ...    448,492,620    485,562,985
   Return of capital ........      6,080,122             --
                                ------------   ------------
                                $587,105,149   $847,726,514
                                ============   ============


                               26 | Annual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

5. INCOME TAXES (CONTINUED)

At December 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $ 4,947,276,753
                                                                ===============
Unrealized appreciation .....................................   $   863,466,236
Unrealized depreciation .....................................    (1,007,419,516)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $  (143,953,280)
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and gains and losses realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $458,471,435 and $863,199,622, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, asset allocation fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               Annual Report | 27

Templeton Institutional Funds

FOREIGN EQUITY SERIES

9. REDEMPTIONS IN-KIND

During the year ended December 31, 2008, the Fund realized $11,436,968 of net gains resulting from a redemption in-kind in which a shareholder redeemed Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets and liabilities carried at fair value.

                                          LEVEL 1         LEVEL 2     LEVEL 3        TOTAL
                                      --------------   ------------   -------   --------------
ASSETS:
   Investments in Securities ......   $4,443,998,327   $359,325,146     $--     $4,803,323,473


                               28 | Annual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

12. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR  -  American Depository Receipt

FDR  -  Foreign Depository Receipt

FHLB -  Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corp.

GDR  -  Global Depository Receipt


                               Annual Report | 29

Templeton Institutional Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS - FOREIGN EQUITY SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Series (one of the funds constituting Templeton Institutional Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009


                               30 | Annual Report

Templeton Institutional Funds

TAX DESIGNATION (UNAUDITED)

FOREIGN EQUITY SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $453,901,413 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $5,515,535 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $246,223,866 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $5,372,128 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Primary Shares, and Service Shares shareholders of record.

Record Date: 12/16/2008

                     FOREIGN TAX   FOREIGN SOURCE   FOREIGN QUALIFIED
                         PAID          INCOME           DIVIDENDS
CLASS                 PER SHARE       PER SHARE         PER SHARE
-----                -----------   --------------   -----------------
Primary Shares ...     $0.0908         $0.7478           $0.6565
Service Shares ...     $0.0908         $0.7478           $0.6565


                               Annual Report | 31

Templeton Institutional Funds

FOREIGN EQUITY SERIES

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               32 | Annual Report

Templeton Institutional Funds

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ---------------   ------------------------  -------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992         138                      Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008        30                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                         Allied Capital Corporation (financial
Suite 2100                                                                                     services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1990        23                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                         company), Victory Nickel Inc.
Suite 2100                                                                                     (mineral exploration) and ABACO
Fort Lauderdale, FL 33394-3091                                                                 Markets Limited (retail
                                                                                               distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead              Trustee since      138                      Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                               refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee           Independent                                 Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                     Trustee since                               products), RTI International Metals,
                                                   2007                                        Inc. (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

                               Annual Report | 33

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ---------------   -----------------------   -------------------------------------
DAVID W. NIEMIEC (1949)          Trustee           Since 2005        23                        Emeritus Corporation (assisted l
500 East Broward Blvd.                                                                         iving) and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                     (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003        138                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                         refining of oil and gas) and Sentient
Suite 2100                                                                                     Jet (private jet service).
Fort Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005        145                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1990         23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee           Since 2007        37                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                         (investments).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               34 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ---------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and       138                       None
One Franklin Parkway             Chairman of       Vice President
San Mateo, CA 94403-1906         the Board and     since 1993 and
                                 Vice President    Chairman of the
                                                   Board since
                                                   1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007        92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)          Chief             Since             Not Applicable            Not Applicable
One Franklin Parkway             Executive         December 2008
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief             Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Compliance
San Mateo, CA 94403-1906         Officer and       Officer since
                                 Vice President    2004 and Vice
                                 - AML             President - AML
                                 Compliance        Compliance
                                                   since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since             Not Applicable            Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               Annual Report | 35

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ---------------   -----------------------   -------------------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since             Not Applicable            Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994        Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.

MARK MOBIUS (1936)               Vice President    Since 1993        Not Applicable            Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central, Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

GARY P. MOTYL (1952)             President and     Since 2005        Not Applicable            Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.


                               36 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ---------------   -----------------------   -------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004        Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004        Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) 321-8563 TO REQUEST THE SAI.


                               Annual Report | 37

Templeton Institutional Funds

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               38 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS

Foreign Equity Series

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT454 A2008 02/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $243,851 for the fiscal year ended December 31, 2008 and $215,491 for the fiscal year ended December 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,290 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $8,739 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $275,338 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $289,367 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/JENNIFER J. BOLT
  ---------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JENNIFER J. BOLT
  ---------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

By /s/LAURA F. FERGERSON
 ----------------------------------
      Laura F. Fergerson
      Chief Financial Officer and
      Chief Accounting Officer
Date  February 25, 2009